SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
(formerly, Lehman Brothers/First Trust Income Opportunity Fund)

April __, 2009

Dear Shareholder:

     The enclosed Proxy Statement discusses several Proposals to be voted upon by the shareholders of Neuberger Berman High Yield Strategies Fund (the “Fund”). Shareholders of the Fund are being asked to approve Proposals 1, 2 and 3. As a shareholder of the Fund, you are asked to review the Proxy Statement and to cast your votes. The Board of Trustees of the Fund unanimously recommends a vote “FOR” each of the Proposals.

     As discussed in more detail in the enclosed Proxy Statement, Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell a controlling interest in your Fund’s investment adviser. Under the agreement, LBHI would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to a new company, a majority of which would be owned, directly or indirectly, by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (the “Proposed Acquisition”). The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”) and Lehman Brothers Asset Management LLC (“LBAM”), the investment adviser and sub-adviser to the Fund, respectively. By law, the contracts under which NB Management and LBAM provide investment advisory services to the Fund would automatically terminate upon consummation of the Proposed Acquisition. To provide for continuity of management, the shareholders of the Fund are being asked to vote “FOR” the following Proposals:

1.	To approve a new Investment Advisory Agreement between the Fund and a newly formed successor entity to NB Management (“New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.	To approve a new Sub-Advisory Agreement, with respect to the Fund, between New NB Management and LBAM, to become effective upon consummation of the Proposed Acquisition;

3.	To elect five Class I Trustees to serve on the Board of Trustees of the Fund until the annual meeting of shareholders in 2012, or until their successors are elected and qualified.

     It is expected that the portfolio managers and substantially all of the other employees of the Acquired Businesses would remain unchanged and would provide uninterrupted management of your Fund following the Proposed Acquisition. All material terms of the advisory agreements, including the fees, would also remain unchanged.

     The Board of Trustees unanimously recommends that you vote “FOR” each of the Proposals outlined above and described in the Proxy Statement.

     Please note that consummation of the Proposed Acquisition is subject to various conditions, as described more fully in the enclosed Proxy Statement. If the Proposed Acquisition is not consummated, Proposals 1 and 2, if approved, will not be implemented. Any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Fund may be voted upon only in person or by written proxy.

     Your vote is important to us regardless of the number of shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. Whether or not you plan to attend the annual shareholder meeting in person, please read the Proxy Statement and follow the instructions on the enclosed proxy card(s) for voting by mail, touch-tone telephone or on the Internet. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from one of our proxy solicitors, The Altman Group, Inc., reminding you to vote your shares. If you have any questions about the Proposals or the voting instructions, please call The Altman Group, Inc. at [_____________] (Monday through Friday, 9:30 a.m. to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. to 6:00 p.m. Eastern time) or call NB Management at 800-877-9700 (Monday through Saturday, 8:00 a.m. to 6:00 p.m. Eastern time). We encourage you to act promptly to ensure that your vote is cast. It is important that you vote no later than the time of the annual shareholder meeting. Thank you for continued support of the Fund.

Very truly yours,

Robert Conti
President and
Chief Executive Officer of the Fund

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management LLC” and the individual Fund names in this Proxy Statement are either service marks or registered service marks of Neuberger Berman Management LLC© 2009. All rights reserved. 2009 Lehman Brothers Asset Management LLC. All rights reserved.

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
(formerly, Lehman Brothers/First Trust Income Opportunity Fund)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May __, 2009
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     The annual meeting of shareholders (the “Meeting”) of Neuberger Berman High Yield Strategies Fund (formerly, Lehman Brothers/First Trust Income Opportunity Fund), a Delaware statutory trust (the “Fund”), will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on May __, 2009 at _:__ _.m. Eastern time.

     As discussed in more detail in the enclosed Proxy Statement, Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell a controlling interest in your Fund’s investment adviser. Under the agreement, LBHI would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to a new company, a majority of which would be owned, directly or indirectly, by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (the “Proposed Acquisition”). The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”) and Lehman Brothers Asset Management LLC (“LBAM”), the investment adviser and sub-adviser to the Fund, respectively. By law, the contracts under which NB Management and LBAM provide investment advisory services to the Fund would automatically terminate upon consummation of the Proposed Acquisition. To provide for continuity of management, the shareholders of the Fund are being asked to vote “FOR” the following Proposals:

1.

To approve a new Investment Advisory Agreement between the Fund and a newly formed successor entity to NB Management (“New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.	To approve a new Sub-Advisory Agreement, with respect to the Fund, between New NB Management and LBAM, to become effective upon consummation of the Proposed Acquisition;

3.	To elect five Class I Trustees to serve on the Board of Trustees of the Fund until the annual meeting of shareholders in 2012, or until their successors are elected and qualified; and

4.	To transact any other business as may properly come before the Meeting.

     As described in the Proxy Statement, all material terms of the advisory agreements, including the fees, would remain unchanged. Each Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of the Fund at the close of business on February 27, 2009 (“Record Date”). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

     We will admit to the Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the meeting must present photo identification. If you plan to attend the Meeting, please contact us at 1-800-877-9700.

     Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May __, 2009: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at [____________]. On this website, you will be able to access the Notice, the Proxy Statement and its accompanying materials, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Trustees,

Claudia A. Brandon
Secretary of the Fund

April __, 2009
New York, New York

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF THE FUND YOU OWN.

IF YOU OWN BOTH COMMON SHARES AND PREFERRED SHARES OF THE FUND,
THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED.

PLEASE FILL OUT AND RETURN THE PROXY CARD(S) PROMPTLY.

     SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW
THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED
PROXY CARD(S).

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK
YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL
YOUR HOLDINGS MAY BE.

     It is important that you vote even if your account was closed after the February 27, 2009 Record Date.

     Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the Proposals described in the Proxy Statement.

     As an alternative to using the proxy card(s) to vote, you may vote via the Internet, by telephone, or in person. To vote via the Internet, please access the website listed on the Notice of Internet Availability of Proxy Materials or your proxy card(s). To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s). Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the “control” numbers that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Fund may be voted only in person or by written proxy. If we do not receive your completed proxy card(s) within a reasonable time, you may be contacted by our proxy solicitors, The Altman Group, Inc. or MacKenzie Partners, Inc.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons indicated in the voting instructions on the proxy cards, they will not be voted.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS

     While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell a controlling interest in your Fund’s investment adviser. Under the agreement, LBHI would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (the “Proposed Acquisition”). NBSH Acquisition, LLC (“NBSH”) was organized by key members of Neuberger Berman’s management for the purpose of facilitating the acquisition of the Acquired Businesses. As discussed more fully in the enclosed Proxy Statement, at the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (“Management Members”), as well as by LBHI and certain affiliates of LBHI.

     The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”) and Lehman Brothers Asset Management LLC (“LBAM”), the investment adviser and sub-adviser to the Fund, respectively. By law, the contracts under which NB Management and LBAM provide investment advisory services to the Fund would automatically terminate upon consummation of the Proposed Acquisition. Accordingly, shareholders of the Fund are being asked to approve new investment advisory and sub-advisory agreements with NB Management and LBAM (or with each of their successors) on the same terms and with the same compensation structure as are currently in effect. The Proxy Statement provides additional information about the Proposed Acquisition, the structure of the resulting entities and the new investment advisory and sub-advisory agreements.

     Your Board of Trustees believes that approval of the new agreements is important to provide continuity of the high quality investment advisory and sub-advisory services your Fund has received in the past.

     In addition, shareholders of the Fund are being asked to approve the election of five Class I Trustees to serve on the Board of Trustees of the Fund until the annual meeting of shareholders in 2012, or until their successors are elected and qualified. The Trustees serve as representatives of shareholders. In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the shareholders. Trustees review Fund performance, oversee Fund activities and review contractual arrangements with service providers that provide services to the Fund. Each of the nominees currently serves as a Trustee of the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE
PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Q. How does the Proposed Acquisition relate to the LBHI bankruptcy case?

A. LBHI is a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and, as such, the Proposed Acquisition was subject to the approval of the court in the LBHI bankruptcy case. On October 22, 2008, the bankruptcy court approved procedures for a public auction process for the Acquired Businesses. On December 3, 2008, NBSH was selected as the successful bidder in the public auction for the Acquired Businesses. On December 22, 2008, the bankruptcy court approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares of the Fund and have the right to vote on the very important Proposals concerning your investment.

Q. Why am I being asked to vote on the new agreements?

A. The consummation of the Proposed Acquisition would terminate the Fund’s investment advisory agreement with NB Management and the sub-advisory agreement with respect to the Fund between NB Management and LBAM. Accordingly, shareholders of the Fund are being asked to approve new investment advisory and sub-advisory agreements with NB Management and LBAM (or with each of their successors) (the “Advisers”) on the same terms and with the same compensation structure as are currently in effect. Your Board of Trustees believes that approval of the new agreements is important to provide continuity of the advisory and sub-advisory services your Fund has received in the past.

     The Board of Trustees of your Fund has approved interim investment advisory and sub-advisory agreements with the Advisers in the event that the Proposed Acquisition closes and shareholders of the Fund have not yet approved new agreements for the Fund. If new agreements for the Fund are not approved within 150 days of the date on which the Proposed Acquisition closes, the Board of Trustees will take such action as it deems to be in the best interests of the Fund and its shareholders.

Q. What are the conditions to the consummation of the Proposed Acquisition?

A. The consummation of the Proposed Acquisition is subject to certain terms and conditions, including, among others: (1) certain Management Members each entering into a definitive employment agreement; (2) the transfer by LBHI of the Acquired Businesses in accordance with terms of the purchase agreement between LBHI and NBSH; and (3) the parties to the Proposed Acquisition obtaining certain regulatory approvals. If each of the terms and conditions is satisfied or waived, the parties to the Proposed Acquisition anticipate that the closing will take place during the second quarter of 2009.

Q. How will the Proposed Acquisition affect me as a Fund shareholder?

A. Your Fund and its investment objectives will not change as a result of the completion of the Proposed Acquisition, and you will still own the same shares in the same Fund. The new investment advisory and sub-advisory agreements are identical in all material respects to the corresponding existing agreements. The management fee rates that the Fund pays for investment management services will be the same upon completion of the Proposed Acquisition. In addition, neither LBHI nor NBSH contemplates instituting any fundamental changes to the manner in which NB Management and LBAM have historically operated their businesses with respect to providing advisory, sub-advisory and related ancillary services to the Fund. However, there can be no assurance that any key employee of NB Management or LBAM will choose to remain employed by the investment adviser or the sub-adviser (or their successors) before or after the completion of the Proposed Acquisition.

Q. Will your Fund’s name change?

A. No. The name of your Fund will not change.

Q. Will the fees payable under the new agreements increase as a result of the Proposed Acquisition?

A. No. The Proposals to approve the new investment advisory and sub-advisory agreements do not seek any increase in the fee rates. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by NB Management (or its successor) so as to increase the expenses the Fund would pay without the prior approval of the Board of Trustees of the Fund. In addition, NB Management recently announced that it would voluntarily waive 0.05% of its advisory fees.

Q. How do the Trustees of my Fund recommend that I vote?

A. After careful consideration, the Trustees of your Fund unanimously recommend that you vote “FOR” the Proposals.

Q. Will my Fund pay for this proxy solicitation or for the costs of the Proposed Acquisition?

A. The Fund will bear costs normally associated with its annual meetings (i.e., a portion of mailing, printing and production of the Proxy Statement). NB Management (or its successor) will bear all other normal and customary fees and expenses in connection with the Proposed Acquisition (including, but not limited to, Trustees’ fees relating to the special Board meetings, proxy solicitation costs and legal fees).

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

  By Mail: You may vote by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

  By Telephone: You may vote by telephone by calling the number on your proxy card(s). To vote in this manner, you will need the “control” number that appears on your proxy card(s).

  Via the Internet: You may vote via the Internet by accessing the website address printed on the Notice of Internet Availability of Proxy Materials or the enclosed proxy card(s). To vote in this manner, you will need the “control” number that appears on your proxy card(s).

  In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-877-9700.

Q. Why are multiple proxy cards enclosed?

A. If you own common and preferred shares of the Fund, you will receive multiple proxy cards.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call The Altman Group, Inc., one of our proxy solicitors, at [__________] (Monday through Friday, 9:30 a.m. to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. to 6:00 p.m. Eastern time) or call us at 800-877-9700 (Monday through Saturday, 8:00 a.m. to 6:00 p.m. Eastern time).

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
(formerly, Lehman Brothers/First Trust Income Opportunity Fund)

605 Third Avenue
New York, New York 10158-0180
800-877-6700
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PROXY STATEMENT

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For the Annual Meeting of Shareholders
to be held on May __, 2009

INTRODUCTION

     These proxy materials, which include a Notice of Annual Meeting of Shareholders, a Proxy Statement, and one or more proxy cards, are being sent to the shareholders of Neuberger Berman High Yield Strategies Fund (formerly, Lehman Brothers/First Trust Income Opportunity Fund), a Delaware statutory trust (the “Fund”), on behalf of its Board of Trustees (the “Board”), in connection with the annual meeting of shareholders of the Fund to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 on May __, 2009, at _:__ _.m. Eastern time and any adjournments or postponements thereof (the “Meeting”).

Solicitation of Proxies

     The Trustees are soliciting votes from shareholders of the Fund with respect to the proposals described in this Proxy Statement (the “Proposals”). The approximate mailing date of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, is on or about ______ __, 2009. If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. Executed proxy cards that are unmarked will be voted to approve each Proposal.

     The following Proposals will be considered and acted upon at the Meeting:

1.

To approve a new Investment Advisory Agreement between the Fund and a newly formed successor entity to Neuberger Berman Management LLC (“NB Management”) (such new entity, “New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.

To approve a new Sub-Advisory Agreement, with respect to the Fund, between New NB Management and Lehman Brothers Asset Management LLC (“LBAM”), to become effective upon consummation of the Proposed Acquisition;

3.	To elect five Class I Trustees to serve on the Board of Trustees of the Fund until the annual meeting of shareholders in 2012, or until their successors are elected and qualified; and

4.	To transact any other business as may properly come before the Meeting.

     The Trustees have set the close of business on February 27, 2009 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on the Proposals at the Meeting. On that date, the Fund had [____________] common shares and [______] preferred shares (“Preferred Shares”) outstanding and entitled to vote. Additional information regarding outstanding shares, voting your proxy card and attending the Meeting are included at the end of this Proxy Statement in the section entitled “Voting Information.”

     Each shareholder will have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share held on the Record Date. On the Record Date, the net asset value of the common shares was $[_____] per share and the liquidation preference of the Preferred Shares was $[_____] per share.

     Holders of the common shares and Preferred Shares will vote together as a single class on all the Proposals. As to any other business that may properly come before the Meeting, holders of the common shares and Preferred Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), applicable law governing Delaware statutory business trusts, and the Fund's Trust Instrument with respect to said item of business.

Reports to Shareholders

     The Fund will furnish, without charge, a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of the Fund’s most recent annual report should direct all written requests to the attention of the Fund, at the offices of Neuberger Berman Management LLC, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or call toll-free 1-800-877-9700.

GENERAL OVERVIEW

Introduction

     Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement (the “Purchase Agreement”) to sell a controlling interest in your Fund’s investment adviser. Under the Purchase Agreement, LBHI would sell substantially all of the Neuberger Berman business (collectively, “Neuberger Berman”) and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (the “Proposed Acquisition”). At or prior to the closing, NBSH Acquisition, LLC (“NBSH”) will assign the Purchase Agreement to a newly formed entity, Neuberger Berman Group LLC (“NBG”), which will hold direct or indirect interests in the Acquired Businesses. Included in the Acquired Businesses are NB Management and LBAM, the investment adviser and sub-adviser to the Fund, respectively.

     As a preliminary step in the Proposed Acquisition, NB Management has organized a subsidiary named Neuberger Berman Investments LLC (“NB Investments”). Prior to the consummation of the Proposed Acquisition, substantially all of the assets and liabilities of NB Management with respect to the investment advisory and broker-dealer businesses and related activities will be transferred to NB Investments and NB Investments will then be renamed Neuberger Berman Management LLC, referred to herein as New NB Management. As a result of that transfer, New NB Management will be, with respect to certain advisory and broker-dealer services, a successor to NB Management and will assume responsibility under the investment advisory agreement between NB Management and the Fund (the “Investment Advisory Agreement”) and the sub-advisory agreement between NB Management and LBAM, with respect to the Fund (the “Sub-Advisory Agreement”). The transfer of assets to New NB Management is part of an internal reorganization of various operations of the Investment Management Division prior to the Proposed Acquisition that will not affect the manner in which the Fund is managed.

     In order to effect the purchase of certain assets of Neuberger Berman Holdings LLC (“NB Holdings”) and LBAM, NBG is also expected to organize two subsidiaries (expected be named Neuberger Berman Holdings LLC (“New NB Holdings”) and Neuberger Berman Fixed Income Holdings LLC (“Fixed Income Holdings”)). Although no successor entities are being created in connection with the purchase of LBAM (collectively, with NB Management and New NB Management, the “Advisers”), at the consummation of the Proposed Acquisition, New NB Holdings will be the parent of New NB Management and Fixed Income Holdings will be the parent of LBAM (expected to be renamed Neuberger Berman Fixed Income LLC or some other name not containing “Lehman Brothers”). At the consummation of the Proposed Acquisition, New NB Holdings will acquire the membership interests of NB Management and Fixed Income Holdings will acquire the membership interests of LBAM. The transfer to New NB Holdings and Fixed Income Holdings of the membership interests of the investment adviser or the sub-adviser could be deemed to result in an “assignment” of the Investment Advisory Agreement and the Sub-Advisory Agreement.

     The acquisition of assets by the successor Neuberger Berman adviser of, as opposed to a transfer of equity interests in, the predecessor Neuberger Berman adviser, would enable the newly formed entity to begin operations as a stronger company as certain liabilities that might attach to the predecessor will not be automatically assumed by the newly formed adviser. Nevertheless, the successor Neuberger Berman adviser will assume any and all liabilities associated with the predecessor Neuberger Berman adviser’s provision of services to the Fund, including advisory and administrative services.

     The consummation of the Proposed Acquisition would terminate the Investment Advisory Agreement and the Sub-Advisory Agreement. Accordingly, shareholders of the Fund are being asked to approve new investment advisory and sub-advisory agreements with the Advisers on the same terms and with the same compensation structure as are currently in effect.

     LBHI is a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and, as such, the Proposed Acquisition was subject to the approval of the court in the LBHI bankruptcy case. On October 22, 2008, the bankruptcy court approved procedures for a public auction process for the Acquired Businesses. On December 3, 2008, NBSH was selected as the successful bidder in the public auction for the Acquired Businesses. On December 22, 2008, the bankruptcy court approved of the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

     In addition, shareholders of the Fund are being asked to approve the election of five Class I Trustees to serve on the Board of Trustees of the Fund until the annual meeting of shareholders in 2012, or until their successors are elected and qualified. The Trustees serve as representatives of shareholders. In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the shareholders. Trustees review Fund performance, oversee Fund activities and review contractual arrangements with service providers that provide services to the Fund. Each of the nominees currently serves as a Trustee of the Fund.

NBSH

     NBSH was organized by key members of Neuberger Berman’s senior management, for the purpose of facilitating the acquisition of the Acquired Businesses. At or prior to the closing of the Proposed Acquisition, NBSH will assign the Purchase Agreement to NBG.

NBG

     NBG will own, directly or indirectly, all of the Acquired Businesses. From and after the closing, NBG will be owned by LBHI, certain affiliates of LBHI and, directly or indirectly, by portfolio managers, the management team and certain key members and senior professionals of the former Investment Management Division (“Management Members”).

     As of the mailing of this Proxy Statement, the structure by which Management Members will hold their interests in NBG has not been finalized. The Management Members will hold their interests in NBG through NBSH, or one or more other entities that may be created for tax or other purposes. Interests in NBG held directly or indirectly by Management Members will be subject to time vesting, which will be contingent upon the Management Member’s continued employment by NBG or its subsidiaries. Holders of unvested interests will not be entitled to any voting, distribution or other rights on their unvested units, other than the right to appoint members of NBG’s board of directors through their direct or indirect ownership of NBG interests. Management Members may enter into shareholder agreements that could affect their voting rights or other matters.

     49% of the common units of NBG will be classified as Class A units and will be issued to LBHI and its subsidiaries. (Under NBG’s organizational document, LBHI will have an irrevocable proxy to vote all Class A units held by LBHI subsidiaries.) 51% of the common units of NBG will be classified as Class B units and will be issued, or reserved for issuance, (directly or indirectly) to Management Members. In addition, 93% of the preferred units will be issued to LBHI and its subsidiaries, and 7% of the preferred units will be issued, or reserved for issuance, (directly or indirectly) to Management Members. The aggregate liquidation preference of all preferred units issued will be $875,000,000 and the preferred units will pay a preferred return on this liquidation preference, in cash, at rates specified in NBG’s organizational document.

     Prior to the closing of the Proposed Acquisition, management of NBG will be vested in its managing member. Immediately after the closing of the Proposed Acquisition, a seven member board of directors will be constituted for NBG. NBG’s Chief Executive Officer will become a member of NBG’s board. Holders of Class B units will be entitled to appoint four additional members of NBG’s board, at least one of whom will be a portfolio manager and at least two of whom must be independent of management within the meaning of the New York Stock Exchange’s listing requirements and Rule 10A-3 of the Securities Exchange Act of 1934, regardless of whether NBG is subject to such rules at the time of appointment. Holders of Class A units will be entitled to appoint two members of NBG’s board. Other than with respect to the appointment of directors to NBG’s board, each Class A unit and vested Class B unit will have one vote in matters requiring a vote of NBG’s common unitholders.

     Although NBG’s preferred units will have no voting rights, holders of preferred units and Class A units will have the right to veto certain actions that could materially affect the financial soundness or capital structure of NBG. In addition, holders of preferred units will have the right to remove the chief executive officer of NBG and take certain other actions if dividends are not paid in cash over specified periods of time. There are restrictions on the resale of common and preferred units. In the event that assets of LBHI, as a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, are distributed to its creditors, preferred units and Class A units of NBG may be distributed or sold to LBHI’s creditors or other parties.

     Following the consummation of the Proposed Acquisition, NBG, through its subsidiaries, will offer a broad suite of investment management products, including equities, fixed income and alternative investment products, through the high net worth, institutional and retail channels.

Conditions to Closing of the Proposed Acquisition

     The consummation of the Proposed Acquisition is subject to certain terms and conditions, including, among others: (1) certain Management Members each entering into a definitive employment agreement with NBG or a subsidiary; (2) the transfer by LBHI to NBG of the Acquired Businesses, whether through the transfer of equity interests in, or the assets of, the existing LBHI subsidiaries through which the Acquired Businesses are operated, in accordance with terms of the purchase agreement between LBHI and NBSH; and (3) the parties to the Proposed Acquisition obtaining certain regulatory approvals. If each of the terms and conditions is satisfied or waived, the parties to the Proposed Acquisition anticipate that the closing will take place during the second quarter of 2009.

     Neither LBHI nor NBSH (including its successor or assign) contemplate instituting any fundamental changes to the manner in which NB Management and LBAM have historically operated their businesses with respect to providing advisory, sub-advisory and related ancillary services to the Fund. LBHI and NBSH (including its successor or assign) desire to retain the investment adviser’s and sub-adviser’s portfolio managers and key members of the management teams. In this regard, NBG has proposed retention agreements to certain key personnel of the investment adviser and the sub-adviser and it is a condition to LBHI’s obligation to close the Proposed Acquisition that certain Management Members each enter into an employment agreement with NBG or a subsidiary. George Walker, who will be the chief executive officer of NBG, and Joseph V. Amato, managing director and board member of LBAM, will continue to lead the Advisers.

     In addition to the Investment Advisory Agreement and Sub-Advisory Agreement, the Fund’s administration agreement with NB Management will also terminate automatically upon consummation of the Proposed Acquisition. The Board has approved a new administration agreement with New NB Management, which is identical in form to the existing agreement. Shortly before the closing of the Proposed Acquisition, it is anticipated that the investment advisory, broker-dealer and related activities of NB Management will be transferred to its subsidiary, New NB Management. New NB Management will assume all of the obligations of NB Management and will provide the same investment advisory and management services to the Fund as had been provided prior to the transfer using the same portfolio personnel.

     As further discussed below, NBSH (on its behalf and on behalf of its successor or assign) has agreed that, for a minimum of two years subsequent to the consummation of the Proposed Acquisition, it will use reasonable best efforts to cause the Advisers to refrain from imposing, or agreeing to impose, any “unfair burden,” as defined in Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), on the Fund, which includes refraining from proposing any increase in the fees paid by the Fund to the Advisers. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by New NB Management so as to increase the expenses the Fund would pay without the prior approval of the Board. NB Management recently announced that it would voluntarily waive 0.05% of its fees.

     Support services that were provided to the investment adviser and the sub-adviser by LBHI-related businesses that are not included with the Acquired Businesses are expected to either be provided to the Advisers by LBHI, NBG or their respective subsidiaries, contracted to third parties or continued for certain periods under the terms of a Transition Services Agreement between LBHI and Barclays Capital, which has purchased certain assets of LBHI.

Benefits of the Proposed Acquisition

     The Proposed Acquisition will enable the Management Members to own a majority of the “new” Neuberger Berman business and continue to function and operate much as Neuberger Berman does today. Management Members will be able to exercise control over the investment and operational decisions as well as decisions relating to the future growth of the Acquired Businesses. Functional and operational continuity should enable the Acquired Businesses to continue to focus on their investment advisory and portfolio management responsibilities without the distractions or constraints of having new owners unfamiliar with the functions and operations of Neuberger Berman.

Proxy Solicitation and Related Costs

     The Fund will bear costs normally associated with its annual meetings (i.e., a portion of mailing, printing and production of the Proxy Statement). NB Management (or its successor) will bear all other normal and customary fees and expenses in connection with the Proposed Acquisition (including, but not limited to, Trustees’ fees relating to the special Board meetings, proxy solicitation costs and legal fees).

Information Concerning the Investment Adviser and Sub-Adviser

     NB Management, 605 Third Avenue, New York, New York 10158, is currently a wholly owned subsidiary of Neuberger Berman Holdings LLC (“NB Holdings”). As of the closing of the Proposed Acquisition, NBG will have a direct or indirect controlling interest in New NB Management, which will be located at the current address of NB Management. NB Management currently provides investment advisory services to the Fund. Prior to the closing of the Proposed Acquisition, New NB Management will assume these responsibilities and NB Management’s SEC investment adviser registration.

     LBAM, 200 South Wacker Drive, Suite 2100, Chicago, Illinois 60601 is currently a wholly owned subsidiary of LBHI. As of the closing of the Proposed Acquisition, NBG will have an indirect controlling interest in LBAM, through Fixed Income Holdings. LBAM is an SEC-registered investment adviser that provides sub-advisory services to the Fund and to other registered investment companies, as well as to high-net-worth individuals, unregistered investment companies, corporations, and institutional investors.

     NB Holdings, 605 Third Avenue, 2nd Floor, New York, New York 10158, is currently a wholly owned subsidiary of LBHI and the parent and 100% owner of NB Management. At the closing of the Proposed Acquisition, NB Holdings will sell all or substantially all of its assets to New NB Holdings. For 69 years, NB Holdings and its subsidiaries and predecessors have provided clients with a broad range of investment products, services and strategies for individuals, families, and taxable and non-taxable institutions. From and after the closing of the Proposed Acquisition, substantially all of these businesses will be carried out by New NB Holdings and its subsidiaries.

     As discussed above, NBSH, 605 Third Avenue, 2nd Floor, New York, New York 10158, is a newly formed entity organized by key members of Neuberger Berman’s senior management for the purpose of acquiring the Acquired Businesses. At or prior to the closing of the Proposed Acquisition, NBSH will assign the Purchase Agreement to NBG. NBG will directly or indirectly own New NB Management and LBAM. Upon the closing of the Proposed Acquisition, NBG’s ownership will be divided between LBHI, certain affiliates of LBHI and, directly or indirectly, the Management Members. The Management Members will own a majority interest in NBG and indirectly control New NB Management and LBAM. Substantially all of the interests and assets of certain other affiliated entities of NB Holdings are also being purchased by NBG as part of the Proposed Acquisition.

     LBHI, a global investment bank, is currently the parent of LBAM and NB Holdings, which is in turn the parent of NB Management. Founded in 1850, LBHI historically had, until recently, maintained leadership positions in equity and fixed-income sales, trading and research, investment banking, private equity, and private client services. LBHI’s address is 745 Seventh Avenue, New York, New York 10019. Commencing on September 15, 2008, LBHI and certain of its affiliates filed voluntary petitions for bankruptcy protection under chapter 11 of the US Bankruptcy Code. NB Holdings, NB Management and LBAM are separate legal entities and were not included in LBHI’s bankruptcy filing. Copies of documentation relating to the LBHI bankruptcy cases, including the Proposed Acquisition, are available on the internet at http://chapter11.epiqsystems.com/lehman or upon request at 866-841-7867.

     Exhibit B to this Proxy Statement provides information regarding the principal executive officers and directors of NB Management and LBAM. These principal executive officers and directors are anticipated to have the same positions with New NB Management and LBAM.

New Investment Advisory and Sub-Advisory Agreements

     NB Management serves as investment adviser to the Fund. LBAM serves as sub-adviser to the Fund. The Proposed Acquisition has been deemed to result in an “assignment” of the Fund’s existing Investment Advisory Agreement and Sub-Advisory Agreement (the “Existing Agreements”) under the 1940 Act. As required by the 1940 Act, the Fund’s Existing Agreements provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Proposed Acquisition. Accordingly, shareholders of the Fund are being asked to approve a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) and a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement,” and, together with the New Investment Advisory Agreement, the “New Agreements”) with the Advisers that are identical in all material respects to the Existing Agreements in order to permit the investment adviser or the sub-adviser to provide or continue to perform the advisory and sub-advisory services on the same terms and with the same compensation structure as are currently in effect. For the Fund, the Proposal to approve a New Sub-Advisory Agreement is subject to the approval of the Proposal to approve the New Investment Advisory Agreement.

     In case the shareholders of the Fund do not approve the New Agreements before the Proposed Acquisition is completed, the Board has approved New NB Management’s provision of advisory services, and LBAM’s provision of sub-advisory services, under interim investment advisory and sub-advisory agreements (together, “Interim Agreements”) pending approval of the New Agreements by shareholders of the Fund. Compensation earned by the Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approve the New Agreements within 150 days from the termination of the Existing Agreements, the amount held in the escrow account, including interest, will be paid to the Advisers, as appropriate. If shareholders of the Fund do not approve the New Agreements, the Advisers will be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of the Fund’s Existing Agreements the Fund’s shareholders still have not approved the New Agreements, the applicable Trustees would take such actions as they deem to be in the best interests of the Fund and its shareholders, which may include negotiating a new investment advisory agreement and/or applicable new sub-advisory agreement with an advisory organization selected by the Trustees or making other arrangements.

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

     Shareholders of the Fund are being asked to approve a New Investment Advisory Agreement between the Fund and New NB Management whereby New NB Management will provide all advisory services that NB Management currently provides pursuant to the Fund’s existing Investment Advisory Agreement. As described above, the Fund’s existing Investment Advisory Agreement will terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Investment Advisory Agreement is sought so that the management of the Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Investment Advisory Agreement will continue in effect.

     NB Management currently provides services to the Fund pursuant to an Investment Advisory Agreement dated July 24, 2003 and an Assignment and Assumption Agreement, dated February 28, 2007. Shareholders of the Fund are solely being asked to approve a New Investment Advisory Agreement and not a new Assignment and Assumption Agreement.

Board Approval and Recommendation

     The Trustees who were all present in person at a meeting held on December 17, 2008, including the Trustees who are not “interested persons” of the Fund or of NB Management (as defined in the 1940 Act) (“Independent Trustees”), unanimously approved the New Investment Advisory Agreement for the Fund and unanimously recommended that shareholders approve the New Investment Advisory Agreement. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Board.”

Terms of the Existing and New Investment Advisory Agreement

     The form of the New Investment Advisory Agreement is attached as Exhibit C to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit C. The date of the existing Investment Advisory Agreement is July 24, 2003 and it was last approved by the Board on September 25, 2008. It was last submitted to a vote of shareholders of the Fund on [          ]. Shareholder approval was obtained prior to the commencement of operations for the Fund by LBAM or its affiliate as sole shareholder.

     The terms of the New Investment Advisory Agreement are identical to those of the existing Investment Advisory Agreement, except for dates of execution and termination and the identity of the investment adviser. The management fee rates under the New Investment Advisory Agreement are identical to the management fee rates under the existing Investment Advisory Agreement. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by New NB Management so as to increase the expenses the Fund would pay without the prior approval of the Board. NB Management has advised the Board that it does not anticipate that the Proposed Acquisition will result in any reduction in the quality of advisory services now provided to the Fund by NB Management or have any adverse effect on the ability of NB Management or New NB Management to fulfill its obligations to the Fund.

     The following discussion applies to both the existing Investment Advisory Agreement and the New Investment Advisory Agreement for the Fund. Accordingly, all references in this section to the Investment Advisory Agreement and NB Management equally apply to the New Investment Advisory Agreement and New NB Management, respectively.

     Investment Advisory Services. NB Management currently serves as the investment adviser to the Fund pursuant to the Investment Advisory Agreement with the Fund. In relation to providing investment advisory and portfolio management services, the Investment Advisory Agreement provides that NB Management will (1) obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices, (2) formulate and maintain a continuous investment program in a manner consistent with and subject to: (a) the Fund’s Declaration of Trust and Bylaws; (b) the Fund’s investment objective, strategies, policies, and restrictions; (c) all securities, commodities, and tax laws and regulations applicable to the Fund; and (d) any other written limits or directions furnished by the Trustees, (3) determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected, (4) use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended, (5) make recommendations as to the manner in which voting rights, rights to consent to Fund action, and any other rights pertaining to the Fund shall be exercised, (6) make available to the Fund promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Fund, (7) to the extent required by law, furnish to regulatory authorities any information or reports relating to the services provided pursuant to the Investment Advisory Agreement, (8) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund to its custodian (which may or may not be an affiliate of the Fund’s investment adviser), in connection therewith, and (9) make such reports and recommendations to the Trustees as the Trustees reasonably request or deem appropriate. The Investment Advisory Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management after consummation of the Proposed Acquisition. The Investment Advisory Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, subject to obtaining best execution. The Fund did not pay any brokerage commissions to affiliated brokers.

     Expenses. NB Management, at its own expense, shall furnish all executive and other personnel, office space, and office facilities required to render the investment advisory services set forth in the Investment Advisory Agreement. The Fund will bear expenses that are attributable solely to the organization, operation or business of the Fund. Any expense borne by the Fund which is not solely attributable to the Fund, shall be apportioned in such manner as NB Management determines is fair and appropriate, or as otherwise specified by the Trustees.

     Advisory Fee. The Fund pays NB Management an advisory fee at the annual rate of 0.60% of the Fund’s average daily managed assets. “Managed assets” means net assets, including assets attributable to outstanding preferred shares, plus the aggregate amount of any borrowings. The aggregate amount of advisory fees and administration fees paid by the Fund during the last fiscal year was $1,345,067 and $112,089, respectively. The Trustees of the Fund have voted to approve a new administration agreement, identical in all material respects to the current agreement described below, to take effect following the completion of the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the current administration agreement will remain in effect for the Fund.

     Pursuant to the administration agreement with the Fund, NB Management provides certain shareholder-related services not furnished by the Fund’s shareholder servicing agent or third party investment providers and assists in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management solicits and gathers shareholder proxies, performs services connected with the qualification of Fund shares for sale in various states, and furnishes other services necessary to the operation of the Fund. Upon consummation of the Proposed Acquisition, [New NB Management or another NBG subsidiary] will provide the same services as NB Management under a substantially similar administration agreement.

     NB Management has entered into voluntary arrangements to waive certain fees of the Fund. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by New NB Management so as to increase the expenses the Fund would pay without the prior approval of the Board. NB Management recently announced that it would voluntarily waive 0.05% of its fees.

     Retention of Sub-Adviser. As noted in Exhibit C, the Investment Advisory Agreement provides that, subject to NB Management obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, NB Management may retain a sub-adviser, at NB Management’s own cost and expense, for the purpose of furnishing one or more of the services under NB Management’s responsibility. The Investment Advisory Agreement further provides that the retention of a sub-advisor in no way reduces the responsibilities of NB Management under the Investment Advisory Agreement and NB Management is responsible to the Fund for all acts and omissions of the sub-adviser to the same extent that NB Management is responsible for its own acts and omissions. See “Limitation of Liability,” below.

     Services to Other Clients. The Investment Advisory Agreement does not limit the freedom of NB Management or any of its affiliates to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. [NB Management acts as investment adviser or sub-adviser to other registered investment companies with similar investment objectives and policies as the Fund. Exhibit D to this Proxy Statement sets forth the name, asset size and the rate of compensation received by NB Management for providing advisory or sub-advisory services to these other funds.]

     Limitation of Liability. The Investment Advisory Agreement provides that NB Management will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of NB Management in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

     Indemnification. The Investment Advisory Agreement provides that the Fund will indemnify and hold harmless NB Management and its officers, directors, employees or agents (each, an “Indemnified Person”) against any and all losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, reasonably incurred by it in connection with, or resulting from, its actions or inactions in connection with the performance of its duties under the Investment Advisory Agreement, except those losses, claims, damages or liabilities resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Indemnified Persons of their duties under the Investment Advisory Agreement, or the reckless disregard of their obligations or duties under the Investment Advisory Agreement.

     Term of Agreement. The existing Investment Advisory Agreement provides that it will remain in effect until October 31, 2009. The New Investment Advisory Agreement will provide that it will remain in effect for an initial term of two years. The Investment Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Board, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

     Amendment or Assignment. The Investment Advisory Agreement provides that it may not be amended without the affirmative votes (i) of a majority of the Trustees, including a majority of the Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval, and, to the extent required by applicable law, (ii) of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Investment Advisory Agreement provides that it will terminate automatically in the event of an “assignment” (as defined in the 1940 Act).

     Termination. The Investment Advisory Agreement may be terminated, without penalty, at any time by either party to the Agreement upon sixty days’ prior written notice to the other party; provided that in the case of termination by the Fund, the termination has been authorized (i) by the Board, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Differences between the Existing and New Investment Advisory Agreement

     The only terms of the New Investment Advisory Agreement that will be different from the terms of the existing Investment Advisory Agreement are the dates of execution and termination, as well as the entity providing the services.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:	APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN NEW NB MANAGEMENT AND LBAM

     Shareholders of the Fund are being asked to approve a New Sub-Advisory Agreement with respect to the Fund between New NB Management and LBAM. As described above, the existing Sub-Advisory Agreement will automatically terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Sub-Advisory Agreement is sought so that the management of the Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Sub-Advisory Agreement will continue in effect. LBAM currently provides services to the Fund pursuant to a Sub-Advisory Agreement dated July 24, 2003 and an Assignment and Assumption Agreement, dated February 28, 2007. Shareholders of the Fund are solely being asked to approve a New Sub-Advisory Agreement and not a new Assignment and Assumption Agreement. A discussion of the Board’s approval and recommendations and the terms of the existing and new sub-advisory agreement in connection with Proposal 2 is set out below.

Board Approvals and Recommendations in Connection with Proposal 2

     The Trustees who were all present in person at a meeting held on December 17, 2008, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for the Fund and unanimously recommended that shareholders approve the New Sub-Advisory Agreement for the Fund. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Board.”

Terms of the Existing and New Sub-Advisory Agreement in Connection with Proposal 2

     The form of the New Sub-Advisory Agreement is attached as Exhibit E to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit E. The date of the existing Sub-Advisory Agreement is July 24, 2003 and it was last approved by the Board on September 25, 2008. It was last submitted to a vote of shareholders of the Fund on [          ]. Shareholder approval was obtained prior to the commencement of operations for the Fund by LBAM or its affiliate as sole shareholder.

     The terms of the New Sub-Advisory Agreement are identical to those of the existing Sub-Advisory Agreement, except for the dates of execution and termination. The Fund does not pay any fees under either Sub-Advisory Agreement. All payments to LBAM pursuant to the Sub-Advisory Agreement with respect to the Fund are made by NB Management. However, the bases for fees to be paid by NB Management under the New Sub-Advisory Agreement are identical to the bases for fees under the existing Sub-Advisory Agreement. NB Management and LBAM have advised the Board that they do not anticipate that the Proposed Acquisition will result in any reduction in the quality of sub-advisory services now provided to the Fund or have any adverse effect on the ability of LBAM to fulfill its obligations under the New Sub-Advisory Agreement.

     The following discussion applies to both the existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Fund. Accordingly, all references in this section to the Sub-Advisory Agreement equally apply to the New Sub-Advisory Agreement.

     Sub-Advisory Services. NB Management, with respect to the Fund, retains LBAM as sub-adviser to the Fund to provide day-to-day portfolio management services pursuant to the Sub-Advisory Agreement. The Sub-Advisory Agreement provides that LBAM will (a) manage the Fund’s investment portfolio and make and implement all decisions regarding the investment and reinvestment of the assets of the Fund, (b) provide statistical, research and other factual data for use in connection with the Fund’s investment program, (c) place all orders for the purchase and sale of investments by the Fund and monitor the execution of transactions for the Fund and the settlement and clearance of such transactions, (d) maintain such internal systems and controls as may be necessary to provide reasonable assurance that the investment advisory services of LBAM provided to the Fund are provided in a manner consistent with the investment objectives, policies and restrictions of the Fund and with the requirements of applicable laws and regulations, (e) provide or maintain such facilities as may be necessary in rendering its services, (f) report to NB Management and the Board on the Fund’s investments and performance, and (g) provide all other services that NB Management may reasonably deem necessary or convenient to the services provided under the Sub-Advisory Agreement. Nothing in the Sub-Advisory Agreement prevents LBAM from acting as investment adviser for any other person, firm, fund, corporation or other entity.

     Sub-Advisory Fee. The Sub-Advisory Agreement provides that NB Management will pay a fee at the annual rate of 0.55% of the first $25 million of the Fund’s average daily managed assets, 0.45% of the next $25 million, 0.35% of the next $50 million, and 0.30% of average daily managed assets in excess of $100 million. “Managed assets” means net assets, including assets attributable to outstanding preferred shares, plus the aggregate amount of any borrowings. The aggregate amount of sub-advisory fees paid by NB Management with respect to the Fund during the last fiscal year was $[          ]. LBAM also serves as sub-adviser for other registered investment companies advised by NB Management. Exhibit F to this Proxy Statement sets forth the name, asset size and the rate of compensation received by LBAM for providing sub-advisory services to these other funds.

     [Limitation of Liability. The Sub-Advisory Agreement provides that LBAM is not liable to the Fund or NB Management for any error of judgment or mistake of law or for any loss suffered by the Fund or NB Management in connection with the performance by LBAM of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of LBAM or any of its officers, directors, employees or agents (collectively, the “Affiliates”) in the performance of their duties under the Sub-Advisory Agreement, or from reckless disregard by LBAM or its Affiliates of their obligations or duties under the Sub-Advisory Agreement.]

     [Indemnification. The Sub-Advisory Agreement provides that the Fund will indemnify and hold harmless LBAM and its Affiliates (each, an “LBAM Indemnified Person”) against any and all losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Sub-Advisory Agreement, except those losses, claims, damages or liabilities resulting from willful misfeasance, bad faith or gross negligence in the performance by the LBAM Indemnified Persons of their duties under the Sub-Advisory Agreement, or the reckless disregard of their obligations or duties under the Sub-Advisory Agreement.]

     Term of Agreement. The existing Sub-Advisory Agreement provides that it will remain in effect until October 31, 2009. The New Sub-Advisory Agreement will provide that it will remain in effect for an initial term of two years. The Sub-Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Board, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

     Termination. The Sub-Advisory Agreement may be terminated, without penalty, at any time by the Fund, NB Management or LBAM upon sixty days’ prior written notice to the other parties; provided that in the case of termination by the Fund, the termination has been authorized (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Furthermore, the Sub-Advisory Agreement also terminate automatically with respect to the Fund in the event of an assignment (as defined in the 1940 Act) or if the Investment Advisory Agreement terminates with respect to the Fund.

Differences between the Existing and New Sub-Advisory Agreement

     The only terms of the New Sub-Advisory Agreement that will be different from the terms of the existing Sub-Advisory Agreement are the dates of execution and termination.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
THE FUND VOTE “FOR” PROPOSAL 2.

EVALUATION BY THE BOARD

Board Meetings and Considerations of the New Agreements

     The Trustees of the Fund discussed the Proposed Acquisition on December 17, 2008. Prior to the submission of the NBSH bid to public auction, NB Management met telephonically with the Independent Trustees to brief them on the Proposed Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Trustees again met telephonically with NB Management to obtain additional information about the Proposed Acquisition. The Independent Trustees, with the assistance of independent counsel, prepared due diligence requests that were presented to NB Management and appointed a Task Force of Independent Trustees to lead the due diligence effort (the “Task Force”).

     NB Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Trustees, the Task Force submitted clarifying questions. The Independent Trustees met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Trustees were advised by experienced 1940 Act counsel that is independent of NB Management and NBSH. In addition, the Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

     Consideration of the New Agreements followed shortly on the heels of the Independent Trustees’ annual consideration of whether to renew the Existing Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Trustees, following an extensive review of materials submitted by NB Management and a report from an independent data service, unanimously determined that the Existing Agreements were fair and reasonable and that their renewal would be in the best interests of the Fund and its shareholders. Accordingly, in considering the New Agreements, the Independent Trustees took into account the fact that the terms of the New Agreements would be identical to those of the Existing Agreements in every respect except for the term and termination date and potentially the name of the investment adviser. The Board considerations in connection with the New Agreements and the Existing Agreements also entered into the decision by the Board to approve the Interim Agreements, which would take effect if the shareholders of the Fund do not approve the New Agreements before the Proposed Acquisition is completed. The Independent Trustees’ consideration of the Existing Agreements is described below.

     In evaluating the proposed New Agreements, the Independent Trustees considered that they have generally been satisfied with the nature and quality of the services provided to the Fund by NB Management and LBAM, including investment advisory, administrative and support services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Trustees considered very carefully the intentions of NBSH (including its successor or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Trustees were advised that senior members of management, including the Trustee who is employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Proposed Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Trustees were aware of these interests.

     The Independent Trustees inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Fund, whether they plan to propose to eliminate the Fund, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of the Fund.

     The Independent Trustees inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign).

     The Independent Trustees considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the New Agreements: (1) the nature, extent, and quality of the services provided by NB Management and LBAM; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by NB Management, LBAM and their affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Independent Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

     In unanimously approving and recommending the New Agreements, the Independent Trustees concluded that the terms of each New Agreement are fair and reasonable and that approval of the New Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Independent Trustees considered the following factors, among others:

     (1) that the terms of the New Agreements are identical in all material respects to those of the Existing Agreements;

     (2) that the Advisers will maintain operational autonomy and continuity of management following the Proposed Acquisition;

     (3) the favorable history, reputation, qualification, and background of NB Management and LBAM, as well as the qualifications of each entity’s personnel and each entity’s respective financial condition;

     (4) the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by NB Management and LBAM who currently provide services to the Fund;

     (5) the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

     (6) the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Proposed Acquisition;

     (7) the fees and expense ratio of the Fund relative to comparable mutual funds;

     (8) that the fees are identical to those paid under the Existing Agreements;

     (9) that the fees and expense ratio of the Fund appear to the Board to be reasonable given the quality of services expected to be provided;

     (10) the performance of the Fund relative to comparable mutual funds and unmanaged indices;

     (11) the commitment of NB Management (or its successor) to pay the expenses of the Fund in connection with the Proposed Acquisition, including all expenses in connection with the solicitation of proxies with respect to the Proposed Acquisition, so that shareholders of the Fund would not have to bear such expenses;

     (12) the actual and potential effects on the Advisers of the bankruptcy of LBHI, and the effects of the LBHI bankruptcy on the information considered by the Independent Trustees in their prior analyses of the principal service contracts;

     (13) the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through LBHI or its other affiliates;

     (14) the possible benefits that may be realized by the Fund and by the Advisers as a result of the Proposed Acquisition; and

     (15) that the Proposed Acquisition is expected to maintain continuity of management of the Fund and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Fund’s interests and that could affect the retention of key employees providing services to the Fund.

Board Consideration of the Existing Agreements

     As noted above, the Board had recently considered the continuance of the Existing Agreements for the Fund and the factors considered by the Board are discussed below. The Trustees, including the Independent Trustees, unanimously approved the continuance of those Existing Agreements for the Fund at a meeting held on September 25, 2008.

     In evaluating the Existing Agreements, the Board, including the Independent Trustees, reviewed materials furnished by NB Management and LBAM in response to questions submitted by counsel to the Independent Trustees, and met with senior representatives of NB Management and LBAM regarding their personnel and operations. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of NB Management and LBAM. The Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Existing Agreements. They met with such counsel separately from representatives of NB Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that NB Management and LBAM have time to respond to any questions the Independent Trustees may have on their initial review of the report and that the Independent Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

     The Board considered the following factors, among others, in connection with its approval of the continuance of the Existing Agreements: (1) the nature, extent, and quality of the services provided by NB Management and LBAM; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by NB Management and LBAM and their affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

     The Board considered the continued integrity of NB Management and LBAM as organizations, despite the bankruptcy filing by LBHI. The Board discussed the efforts made by NB Management and LBAM to retain employees, and the reported likelihood that such employees would be retained. The Board discussed the provisions that were being made for ancillary services by NB Management, LBAM and their affiliates.

     The Board evaluated the terms of the Existing Agreements, the overall fairness of the Existing Agreements to the Fund and whether the Existing Agreements were in the best interests of the Fund and its shareholders.

     With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that NB Management also provides certain administrative services, including fund accounting and compliance oversight. In addition, the Board noted the positive compliance history of NB Management and LBAM as each firm has been free of significant compliance problems.

     The Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed with NB Management the Fund’s performance and the steps that NB Management had taken, or intended to take, to improve the Fund’s performance. The Board also considered NB Management’s resources and responsiveness with respect to the Fund.

     With respect to the overall fairness of the Existing Agreements, the Board considered the fee structure for the Fund under the Existing Agreements as compared to a peer group of comparable funds and fall-out benefits likely to accrue to the Advisers or their affiliates from their relationship with the Fund. The Board also considered the profitability of NB Management, LBAM and their affiliates from their association with the Fund.

     The Board reviewed a comparison of the Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group.

     The Board considered whether there were other funds that were advised or sub-advised by NB Management or its affiliates or separate accounts managed by NB Management or LBAM or their affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to the Fund at various asset levels to the fees charged to advised funds and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and the other funds and account and determined that the differences in fees were consistent with the management and other services provided.

     The Board also evaluated any apparent or anticipated economies of scale in relation to the services NB Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by NB Management in managing the Fund’s assets.

     In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to NB Management’s profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined NB Management’s cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that an adviser should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that NB Management’s level of profitability from its relationship with the Fund was not excessive. The Board also determined that the level of profitability from the sub-advisory relationship with the Fund was not excessive.

     In approving the Existing Agreements, the Board concluded that the terms of each Existing Agreement are fair and reasonable and that approval of the Existing Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that NB Management and LBAM could be expected to provide a high level of service to the Fund; that it retained confidence in NB Management’s and LBAM’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

     First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

      The Trustees have not been advised by LBHI or NBSH of any circumstances arising from the Proposed Acquisition that might result in the imposition of an “unfair burden” on any Fund as defined in Section 15(f) of the 1940 Act. Moreover, NBSH (on its behalf and on behalf of its successor or assign) has agreed that for two years after the consummation of the Proposed Acquisition, it will use its reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund, which includes refraining from proposing any increase in fees paid by the Fund to the Advisers. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by New NB Management so as to increase the expenses the Fund would pay without the prior approval of the Board. At the present time, over 80% of the Trustees are classified as Independent Trustees and expect to remain so classified following the sale of the Acquired Businesses. NBSH (on its behalf and on behalf of its successor or assign) has agreed to continue to comply with the Board’s current policy that requires that at least 75% of the Trustees are classified as Independent Trustees and would not seek to change it during the three-year period after the completion of the Proposed Acquisition.

     Based on their evaluation of the materials presented, the Trustees who attended the December 17, 2008 Board meeting, including all the Independent Trustees, unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of the Fund and its shareholders. The Trustees believe that the New Agreements will enable the Fund to continue to enjoy the high quality investment management services it has received in the past, at fee rates identical to the present rates, which the Independent Trustees deem appropriate, reasonable and in the best interests of the Fund and its shareholders. The Trustees unanimously voted to approve and to recommend to the shareholders of the Fund that they approve the New Agreements.

PROPOSAL 3: ELECTION OF TRUSTEES

     The Board of the Fund is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Trustees will expire at the annual meeting of shareholders held in 2009, 2010 and 2011, respectively, and at each third annual meeting of shareholders thereafter. Each Trustee shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of the Fund’s Trustees helps to promote the continuity and stability of the Fund’s management and policies because the majority of the Trustees at any given time will have prior experience as Trustees of the Fund.

     Holders of the Fund’s Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of shares of the Fund, to elect two Trustees of the Fund (regardless of the total number of Trustees serving on the Board). These Trustees are Class II and Class III Trustees up for election in 2010 and 2011. These Trustees are not nominees to be considered at the Meeting.

     The term of each current Class I Trustee expires at the Meeting, but each expressed his or her willingness to serve another term as Trustee of the Fund if nominated by the Board. In addition to these incumbents, Western Investment LLC (“Western”) notified the Board of its intention to nominate five candidates (the “Western Candidates”) to serve as Class I Trustees of the Fund at the Meeting.

     The Governance and Nominating Committee of the Fund reviewed the qualifications, experience and background of each Class I incumbent Trustee and considered available information about the Western Candidates. Based upon this review and consideration, the Committee determined that nominating the incumbent Class I Trustees would be in the best interests of its Fund’s shareholders. The Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Trustees, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting in February 2009, the Board received the recommendations of the Governance and Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Board voted to nominate Faith Colish, Michael M. Knetter, Cornelius T. Ryan, Peter P. Trapp and Robert Conti for election as Class I Trustees with a term expiring in 2012. William E. Rulon has decided to retire as a Fund Director as of March 2009. The Fund has a policy that at least three quarters of all Trustees be Independent Trustees. Independent Trustees are those who are not associated with the Fund’s investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Fund, the investment adviser or the sub-adviser in the past six months.

     It is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

     None of the Trustees are related to any other. The following tables set forth certain information regarding each Trustee of the Fund. Unless otherwise noted, each Trustee has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

INFORMATION REGARDING NOMINEES FOR ELECTION

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS I
Independent Trustees
Faith Colish (1935)	Trustee Since April 2006	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	53	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael M. Knetter (1960)	Trustee Since February 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	53	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Cornelius T. Ryan (1931)	Trustee Since April 2006	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	53	None.
Peter P. Trapp (1944)	Trustee Since April 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	53	None.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Trustee who is an “Interested Person”
Robert Conti* (1956)	Trustee Since December 2008; Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	53	Chairman of the Board, Staten Island Mental Health Society since 2008.

INFORMATION REGARDING TRUSTEES
WHOSE CURRENT TERMS CONTINUE

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS II
Independent Trustees
John Cannon (1930)	Trustee since April 2006	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	53

Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (1937)	Trustee since April 2006	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	53

Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

George W. Morriss (1947)	Trustee since February 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	53

Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since April 2006, Non-Executive Chair of the Board since 2008, Lead Independent Trustee since 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	53

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Trustee who is an “Interested Person”
Jack L. Rivkin* (1940)	Trustee since April 2006

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, LLC (“NB LLC”), December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, NB LLC, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			53	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS III
Independent Trustees
Martha C. Goss (1949)	Trustee since June 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	53

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Robert A. Kavesh (1927)	Trustee since April 2006	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	53

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Howard A. Mileaf (1937)	Trustee since April 2006	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	53

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Edward I. O’Brien (1928)	Trustee since April 2006	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	53	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since April 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	53

Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Director who is an “Interested Person”
Joseph V. Amato* (1964)	Director since March 2008	Chief Executive Officer and President, NB Holdings (including its predecessor, Neuberger Berman Inc.) and NB LLC, since 2007; Global Head of Asset Management in the Investment Management Division, LBHI, since 2006; Member of the Investment Management Division’s Executive Management Committee, LBHI, since 2006; Managing Director, Lehman Brothers Inc., since 2006; formerly, Chief Recruiting and Development Office, Lehman Brothers Inc., 2005 to 2006; formerly, Global Head of Equity Sales and Member of the Equities Division Executive Committee, Lehman Brothers Inc., 2003 to 2005.	53

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

The Board shall at all times be divided as equally as possible into three classes of Trustees designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Trustees shall expire at the annual meeting of shareholders held in 2009, 2010, and 2011, respectively, and at each third annual meeting of shareholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Conti is an interested person of the Fund by virtue of the fact that he is an officer of NB Management. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of NB Management. Mr. Amato may be deemed an interested person by virtue of the fact that he is a director and officer of NB Holdings and managing director of Lehman Brothers Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (“1934 Act”), Section 30(h) of the 1940 Act and Securities and Exchange Commission (“SEC”) regulations thereunder, certain of the Fund’s officers and the Fund’s Trustees and portfolio managers, persons owning more than 10% of the Fund’s common shares and certain officers and directors of the Fund’s investment adviser and sub-adviser are required to report their transactions in the Fund’s shares to the SEC and the New York Stock Exchange (“NYSE”). Based solely on the review by the Fund of the copies of such reports received by the Fund, the Fund believes that, during its fiscal year ended December 31, 2008, all filing requirements applicable to such persons were met.

Board of Trustees and Committee Meetings

     The Board met twenty-two times during the fiscal year ended December 31, 2008. Each Trustee attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during the fiscal year ended December 31, 2008.

     The Board is responsible for managing the business and affairs of the Fund. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts.

     The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below. The Board does not have a standing compensation committee although the Governance and Nominating Committees do consider and make recommendations relating to Independent Trustee compensation to the Board.

     Audit Committee. The purposes of the Fund’s Audit Committee are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of trustees. The independent registered public accounting firm for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committee is available on NB Management’s website at www.nb.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

     The Audit Committee of the Fund is composed entirely of Independent Trustees who are also considered independent under the listing standards applicable to the Fund. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chair), Tom D. Seip and Peter P. Trapp. The Report of the Audit Committee relating to the audit of Fund financial statements for the fiscal year ended December 31, 2008 is attached hereto as Exhibit A. During the fiscal year ended December 31, 2008, the Committee met seven times.

     Closed-End Funds Committee. The Fund’s Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Fund. Its members are John Cannon (Vice Chair), George W. Morriss (Chair), Edward I. O’Brien, Jack L. Rivkin, and Tom D. Seip. All members other than Mr. Rivkin are Independent Trustees. During the fiscal year ended December 31, 2008, the Committee met eight times.

     Contract Review Committee. The Contract Review Committee of the Fund is responsible for overseeing and guiding the process by which the Independent Trustees annually consider whether to continue the Fund’s principal contractual arrangements. Its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf and Candace L. Straight. All members are Independent Trustees. During the fiscal year ended December 31, 2008, the Committee met four times.

     Ethics and Compliance Committee. The Ethics and Compliance Committee of the Fund generally oversees: (a) the Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund’s Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Trustees), and (c) the activities of the Fund’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee). The Committee’s primary function is oversight. Each investment adviser, sub-adviser, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chair), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward I. O’Brien. All members are Independent Trustees. The Board will receive at least annually a report on the compliance programs of the Fund and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Fund, NB Management and LBAM. During the fiscal year ended December 31, 2008, the Committee met four times.

     Executive Committee. The Executive Committee of the Fund is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. Its members are John Cannon, Robert Conti (Vice Chair), Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Trustees. During the fiscal year ended December 31, 2008, the Committee met once.

     Governance and Nominating Committee. The Governance and Nominating Committee of the Fund is responsible for: (a) considering and evaluating the structure, composition and operation of that Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Trustees, including as Independent Trustees, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. The Committee met to discuss matters relating to the nomination of Class I Trustees with respect to the Fund. Its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter (Vice Chair), Howard A. Mileaf and Tom D. Seip. All members are Independent Trustees and are not “interested parties” of the Fund as defined in section 2(a)(19) of the 1940 Act. During the fiscal year ended December 31, 2008, the Committee met once.

     Investment Performance Committee. The Investment Performance Committee of the Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Trustees. During the fiscal year ended December 31, 2008, the Committee met two times.

     Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee of the Fund (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) generally oversees the program by which the adviser seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the adviser or any affiliate of the adviser as principal or agent. The members of the Committee are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Trustees. During the fiscal year ended December 31, 2008, the Committee met five times.

Information Regarding the Fund’s Process for Nominating Trustee Candidates

     Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter is available to shareholders on NB Management’s website at www.nb.com.

     Shareholder Communications. The Fund’s Governance and Nominating Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

     Nominee Qualifications. The Governance and Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Fund’s investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and the Committee’s (or a Board’s) perceptions about future issues and needs.

     Identifying Nominees. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of a Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

Trustee Attendance At Annual Meetings

     The Fund does not have a policy on Trustee attendance at the annual meeting of shareholders. [One] Board member attended the 2008 annual meeting of shareholders.

Ownership of Securities

     Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2008.

Aggregate Dollar
Range of Equity Securities in all
Registered Investment
	Dollar Range of Equity	Companies Overseen by
	Securities Owned in the	Trustee in Family of
Name of Trustee	Fund*	Investment Companies*
Independent Trustees
John Cannon	None	Over $100,000
Faith Colish**	$1-$10,000	Over $100,000
Martha C. Goss	None	$10,001-$50,000
C. Anne Harvey	None	$50,001-$100,000
Robert A. Kavesh	None	Over $100,000
Michael M. Knetter	None	$50,001-$100,000
Howard A. Mileaf	None	Over $100,000
George W. Morriss**	$1-10,000	$50,001-$100,000
Edward I. O’Brien	None	Over $100,000
Cornelius T. Ryan	None	Over $100,000
Tom D. Seip	None	Over $100,000
Candace L. Straight	None	Over $100,000
Peter P. Trapp	None	Over $100,000
Trustees who are “Interested Persons”
Robert Conti	None	Over $100,000
Jack L. Rivkin	None	$10,001-$50,000
Joseph V. Amato	None	Over $100,000

*	Valuation as of December 31, 2008.

**	Ms. Colish owns 100 common shares of the Fund and Mr. Morriss owns 1,363 common shares, constituting less than 1% of the Fund’s outstanding common shares.

Independent Trustees’ Ownership Of Securities

     As of January 31, 2009, no Independent Trustee (or his/her immediate family members) owned securities of NB Management or LBAM or securities in an entity controlling, controlled by or under common control with NB Management or LBAM (not including registered investment companies).

Officers of the Fund

     The following table sets forth certain information regarding the officers of the Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board.

Position and Length of
Name, (Year of Birth), and Address (1)	Time Served	Principal Occupation(s) (2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since April 2006

Senior Vice President, NB LLC, since 2006; Deputy General Counsel, NB LLC, since 2004; formerly, Vice President, NB LLC, 2000 to 2005; formerly, Associate General Counsel, NB LLC, 1999 to 2004; Anti-Money Laundering Compliance Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004 and one since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since April 2006

Vice President, NB LLC, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Position and Length of
Name, (Year of Birth), and Address (1)	Time Served	Principal Occupation(s) (2)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since April 2006

Senior Vice President, NB LLC, since 2007 and Employee since 1999; formerly, Vice President, NB LLC, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008); Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, two since 2004 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since April 2006 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, NB LLC, since 2002; Deputy General Counsel and Assistant Secretary, NB LLC, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since April 2006

Vice President, NB LLC, since 2008 and Employee since 1999; formerly, Assistant Vice President, NB LLC, 2007; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, NB LLC, since 2006; formerly, Vice President, NB LLC, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, eleven registered investment companies for which Management acts as investment manager and administrator (eleven since 2008).

Position and Length of
Name, (Year of Birth), and Address (1)	Time Served	Principal Occupation(s) (2)
Kevin Lyons (1955)	Assistant Secretary since April 2006

Assistant Vice President, NB LLC, since 2008 and Employee since 1999; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003, two since 2004 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, NB LLC, since 2006; Employee, NB Management, since 1992; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since April 2006

Senior Vice President, NB LLC, since 2007; formerly, Vice President, NB LLC, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, NB LLC, since 2005; formerly, Senior Vice President, NB LLC, 2003 to 2005; formerly, Vice President, NB LLC, 1999 to 2003; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008).

Frank Rosato (1971)	Assistant Treasurer since April 2006

Vice President, NB LLC, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, NB LLC, since 2006; formerly, Senior Vice President, NB LLC, 2004 to 2006; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Position and Length of
Name, (Year of Birth), and Address (1)	Time Served	Principal Occupation(s) (2)
Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, NB LLC, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Compensation Of Trustees

     The following table sets forth information concerning the compensation of the Trustees. The Fund does not have any pension or retirement plan for the Trustees. For the fiscal year ended December 31, 2008, the Trustees received the amounts set forth in the following table from the Fund. For the calendar year ended December 31, 2008, the Trustees received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the “Fund Complex.” Each officer and Trustee who is a director, officer or employee of NB Management, NB LLC or any entity controlling, controlled by or under common control with NB Management or NB LLC serves as a Trustee and/ or officer without any compensation from the Fund.

TABLE OF COMPENSATION

		Total Compensation from
		Registered Investment Companies
		in the Neuberger Berman Fund
Name and Position	Compensation from the Fund	Complex Paid to Trustees for
with the Fund	for Fiscal Year Ended 12/31/08	Calendar Year Ended 12/31/08
John Cannon	$2,593	$160,000
Trustee
Faith Colish	$2,593	$160,000
Trustee
Martha C. Goss	$2,432	$150,000
Trustee
C. Anne Harvey	$2,593	$160,000
Trustee
Robert A. Kavesh	$2,432	$150,000
Trustee
Michael M. Knetter	$2,432	$150,000
Trustee
Howard A. Mileaf	$2,432	$150,000
Trustee

		Total Compensation from
		Registered Investment Companies
		in the Neuberger Berman Fund
Name and Position	Compensation from the Fund	Complex Paid to Trustees for
with the Fund	for Fiscal Year Ended 12/31/08	Calendar Year Ended 12/31/08
George W. Morriss	$2,593	$160,000
Trustee
Edward I. O’Brien	$2,432	$150,000
Trustee
Cornelius T. Ryan	$2,593	$160,000
Trustee
Tom D. Seip	$2,937	$185,000
Trustee,
Candace L. Straight	$2,593	$160,000
Trustee
Peter P. Trapp	$2,853	$170,000
Trustee

Robert Conti*	$0	$0
Trustee, President and Chief
Executive Officer
Jack L. Rivkin	$976	$61,549
Trustee
Joseph V. Amato*	N/A	N/A
Trustee

*       Mr. Conti became a Director in December 2008 and Mr. Amato became a Director in March 2009.

     Effective January 1, 2008, the compensation of each Independent Trustee was restructured. For serving as a trustee/director of the funds in the fund family, each Independent Trustee and each Interested Trustee who is not an employee of NB Management or its affiliates receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of a Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year except the Chair of the Executive Committee. No additional compensation is provided for service on a Board committee. The Non-Executive Chair who is also an Independent Trustee receives an additional $35,000 per year.

THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND
THAT YOU VOTE “FOR” EACH NOMINEE.

INFORMATION ON THE FUND’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP (“Ernst & Young”) audited financial statements for the fiscal year ended December 31, 2008 for the Fund. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Fund’s filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Fund’s independent registered public accounting firm. The Board of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2009. Ernst & Young has served as the Fund’s independent registered public accounting firm since the Fund’s inception. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in any Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed for professional services rendered by Ernst & Young for the audit of the annual financial statements or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $34,500 and $36,000 for the fiscal years ended 2007 and 2008, respectively.

Audit-Related Fees

     The aggregate fees billed to the Fund for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported above in Audit Fees were $6,250 and $13,000 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided involved agreed upon procedures relating, in 2007, to Money Market Cumulative Preferred Shares (“MMP”) and, in 2008, to MMP, Preferred Shares and privately placed notes.

Tax Fees

     The aggregate fees billed to the Fund for professional services rendered by Ernst & Young for tax compliance, tax advice, and tax planning were $8,900 and $9,250 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided comprised tax compliance, tax advice, and tax planning.

All Other Fees

     The aggregate fees billed to the Fund for products and services provided by Ernst & Young, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

Non-Audit Fees

     The fees billed to other entities in the investment company complex for products and services provided by Ernst & Young, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Fund were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

Audit Committees’ Pre-Approval Policies and Procedures

     The Audit Committee’s pre-approval policies and procedures for the Fund to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

     The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committees did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management, LBAM and any entity controlling, controlled by or under common control with NB Management or LBAM that provides ongoing services to the Fund that the Audit Committees were required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

GENERAL INFORMATION

Ownership of Shares

     As of [          ], the Fund knows of no person who owns beneficially more than 5% of its outstanding Common Shares or Preferred Shares other than those listed below.*

		Amount of
		Beneficial	Percentage of
Class	Name and Address	Ownership	class owned
Preferred	Metropolitan Life Insurance Company 10 Park Avenue Morristown, NJ 07962	492	100%

*       Based on a Form 3 filed by Metropolitan Life Insurance Company on November 21, 2008.

     Since the beginning of the Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of LBHI or its subsidiaries.

     As of the date hereof, no final determination has been made with respect to all of the individuals who will comprise the ownership group of NBSH; however, it is expected that up to approximately 200 individuals will have indirect ownership interests in NBG ranging from approximately 1/3 of 1% to less than 5%. Among those who will comprise the ownership group is one individual who currently is a Trustee and deemed an “interested person” for 1940 Act purposes, certain officers and other key employees of each of the Advisers as well as officers of certain of the Advisers’ affiliates.

Payment of Solicitation Expenses

     The Fund will bear costs normally associated with its annual meeting (i.e., a portion of mailing, printing and production of the Proxy Statement). NB Management (or its successor) will bear all other normal and customary fees and expenses in connection with the Proposed Acquisition (including, but not limited to, Trustees’ fees relating to the special Board meetings, proxy solicitation costs and legal fees). NB Management has engaged The Altman Group, Inc. and MacKenzie Partners, Inc., both proxy solicitation firms, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firms is expected to be about $[_________] plus expenses in connection with the solicitation of proxies. The proxy solicitation firms expect to employ approximately ______ people in connection with the solicitation of proxies. The aggregate cost in connection with the solicitation of proxies is expected to be about $________, of which approximately $_____________has been spent to date.

Other Matters to Come Before the Meeting

     The Fund is aware that at least one shareholder of the Fund has submitted a notification of intention to nominate a slate of Trustees. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Fund may be voted only in person or by written proxy.

Shareholder Proposals

     The Fund’s bylaws require shareholders wishing to nominate Trustees or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. To be valid, the notice must include all of the information specified in the Fund’s bylaws. Shareholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in the Fund’s proxy material for a particular annual shareholder meeting. Proposals submitted for inclusion in the Fund’s proxy material for the 2010 Annual Meeting must be received by the Secretary on or before November [   ], 2009. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. Shareholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as a Trustee at the Fund’s 2010 annual meeting must ensure that the proposal or nomination is delivered to the Secretary no earlier than October [   ], 2009 and no later than November [   ], 2009. However, if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the annual meeting or a special meeting of shareholders is held, notice by the shareholders to be timely must be delivered no earlier than 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund. The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in the Fund’s bylaws. The Chairman of the Meeting may refuse to acknowledge a nomination or other proposal by a shareholder that is not made in the manner described above.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

     Please advise the Fund, c/o Secretary, 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply copies to the beneficial owners of these shares.

Investment Adviser, Sub-Adviser, and Administrator

     NB Management, 605 Third Avenue, New York, New York 10158, is the investment adviser and administrator to the Fund. New NB Management will perform the same advisory services, and be located at the same address, as NB Management. LBAM, 200 South Wacker Drive, Suite 2100, Chicago, Illinois 60601, is the sub-adviser to the Fund.

VOTING INFORMATION

Voting Rights

     Each shareholder will have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share held on the Record Date. Regardless of the class of shares they own, shareholders of the Fund will vote as a single class on each Proposal.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted “FOR” the Proposals. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

     In tallying shareholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against approval of Proposals 1 and 2 and will have no impact on the election of the Class I Trustee Nominees because the required vote is the plurality of votes cast. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA custodian will vote the shares in the account in accordance with instructions given by the depositor. However, if the depositor fails to provide instructions on how to vote the shares in the account, the custodian will vote the undirected shares in the same proportion as shares are voted in other individual retirement accounts.

     For situations in which Advisers have proxy voting discretion, they will vote the Proposals in accordance with their proxy voting policies. Generally, this means that they will follow a third-party proxy voting provider’s recommendation, however, they have the ability to vote contrary to the recommendation in certain circumstances.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NB Management, affiliates of NB Management or other representatives of the Fund. Proxy solicitations may also be made by The Altman Group, Inc. and MacKenzie Partners, Inc.

Quorum; Adjournment

     A quorum of shareholders is necessary to take action at the Annual Meeting. A quorum will exist for the Proposals by holders of Common Shares and Preferred Shares entitled to vote if 25% of all such shares (Common Shares and Preferred Shares) outstanding on the Record Date are present in person or by proxy. The failure of a quorum to be present at the annual meeting will necessitate adjournment and will subject the Fund to additional expense.

     In the event that a quorum is not present at the Annual Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Under the Fund’s Bylaws, any meeting of shareholders may be adjourned from time to time by: (a) the vote of the majority of the shares represented at that meeting, either in person or by proxy, or (b) in his or her sole discretion by the chair of the meeting. The persons named as proxies will vote those proxies which they are entitled to vote “FOR” a proposal and those proxies which they are required to “WITHHOLD” or “ABSTAIN” on a proposal in their discretion. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

     The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Annual Meeting. The Fund understands that, under the rules of the NYSE and the American Stock Exchange (“AMEX”), such broker-dealers may grant authority to the proxies designated by the Fund to vote on the election of Trustees for the Fund if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

Vote Required

     Approval of Proposals 1 and 2 will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the votes of the Fund present at the Meeting if more than 50% of the outstanding votes of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding votes of the Fund. If Proposal 1 is not approved with respect to the Fund, then Proposal 2 will not be effective with respect to the Fund, even if shareholders vote in favor of it. With respect to Proposal 3, the election of a nominee to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the votes cast at the Meeting of that Fund’s shareholders.

     If the shareholders of the Fund approve the New Management and Sub-Advisory Agreements, their effectiveness is conditioned upon the completion of the Proposed Acquisition. If approved, these Proposals will not become effective until the closing of the Proposed Acquisition. Approval of Proposal 3 is not conditioned upon the completion of the Proposed Acquisition.

     To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

By order of the Board of Trustees,

Claudia A. Brandon
Secretary of the Fund

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

March __, 2009

EXHIBIT LIST

Exhibit	Title	Page
A	Audit Committee Report	A-1
B	Principal Executive Officers and Directors of NB Management and LBAM	B-1
C	Form of New Investment Advisory Agreement	C-1
D	Name, Asset Size, and Compensation Received by NB Management for Advisory or Sub-advisory Services to Similar Funds	D-1
E	Form of New Sub-Advisory Agreement	E-1
F	Name, Asset Size and Compensation Received by LBAM for Sub-advisory Services to Similar Funds	F-1
Form of Proxy Cards

EXHIBIT A

Audit Committee Report

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND (THE “FUND”)

     The Audit Committee of the Board of Trustees of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. Pursuant to the Charter, and in accordance with New York Stock Exchange requirements and Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing the scope and results of the Fund’s annual audit with the Fund’s independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

     The Audit Committee met on February 17, 2009 to review the Fund’s audited financial statements for the fiscal year ended December 31, 2008. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and their independent auditors, Ernst & Young LLP (“E&Y”). The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and has received the written disclosures and the letter from E&Y required the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning independence. The Audit Committee also has discussed with E&Y its independence.

     The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008.

     The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rules.

Martha C. Goss
Howard A. Mileaf
George W. Morriss
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp

February 17, 2009

A-1

EXHIBIT B

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
NB MANAGEMENT AND LBAM

     The address of each principal executive officer and director of NB Management listed below is 605 Third Avenue, New York, New York 10158. The address of each principal executive officer and director of LBAM listed below is 200 South Wacker Drive, Suite 2100, Chicago, IL 60601.

Name	Principal Occupation
Joseph V. Amato	CEO and President, NB Holdings; Managing Director and Board member, LBAM.
Claudia A. Brandon	Senior Vice President and Assistant Secretary, NB Management; Executive Vice President and Secretary of the Fund.
Robert Conti	President and Chief Executive Officer, NB Management; President and Chief Executive Officer of the Fund.
Alison Deans	Managing Director and Chief Investment Officer, NB Management.
Maxine L. Gerson

Senior Vice President, Secretary and General Counsel, NB Management; Vice President, Assistant Secretary and Deputy General Counsel, NB Holdings; Executive Vice President and Chief Legal Officer of the Fund.

Edward S. Grieb	Treasurer and Chief Financial Officer, NB Management; Chief Financial Officer, NB Holdings.
Kevin Handwerker	Executive Vice President, Secretary and General Counsel, NB Holdings.
Richard W. Knee	Vice President, NB Management; Managing Director and Board member, LBAM.
Lori Loftus	Senior Vice President and Chief Compliance Officer, LBAM.
Andrew Provencher	Managing Director, NB Management; Vice President of the Fund.
Neil S. Siegel	Managing Director, NB Management; Vice President of the Fund.
Bradley C. Tank	Chairman, CEO, Board member and Managing Director, LBAM; Global Head of Fixed Income Asset Management and Co-Head of Institutional Asset Management, Lehman Brothers.
Chamaine Williams	Senior Vice President and Chief Compliance Officer, NB Management; Chief Compliance Officer of the Fund.

B-1

EXHIBIT C

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

BETWEEN

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND

AND

NEUBERGER BERMAN MANAGEMENT LLC

[_____ __, 2009]

     Neuberger Berman High Yield Strategies Fund, a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end management investment company (the “Fund”), hereby appoints Neuberger Berman Management LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940 as an investment adviser (“Adviser”), to furnish investment advisory and certain administrative services with respect to the assets represented by the shares of beneficial interest issued by the Fund (“Shares”). The Fund and Adviser hereby agree that:

     1. Investment Advisory Services. Adviser shall manage the investment operations of the Fund, subject to the terms of this Agreement and to the supervision and control of the Fund’s Board of Trustees (“Trustees”). Adviser agrees to perform, or arrange for the performance of, the following services with respect to the Fund:

     (a) obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

     (b) formulate and maintain a continuous investment program in a manner consistent with and subject to (i) the Fund’s declaration of trust and by-laws; (ii) the Fund’s investment objective, strategies, policies, and restrictions, as set forth in the Fund’s then-effective registration statement; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund; and (iv) any other written limits or directions furnished by the Trustees to Adviser;

     (c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

     (d) use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

     (e) make recommendations as to the manner in which voting rights, rights to consent to Fund action, and any other rights pertaining to the Fund shall be exercised;

     (f) make available to the Fund promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Fund;

     (g) to the extent required by law, furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement;

     (h) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund to its custodian (which may or may not be an affiliate of the Fund’s investment adviser), in connection therewith; and

     (i) make such reports and recommendations to the Trustees as the Trustees reasonably request or deem appropriate;

     Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for the Fund, Adviser shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparts or agents selected by Adviser. In connection with the selection of all such parties for the placement of all such orders, Adviser shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from, and to, brokers and dealers who provide Adviser with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Adviser is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Adviser determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

     The Fund hereby authorizes any entity or person associated with Adviser that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act or 1934 and Rule 11a2-2(T) thereunder. The Fund hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

     Adviser may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution or lower brokerage commissions. In such event, Adviser shall allocate the Shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to the Fund and Adviser’s other customers.

     Adviser shall for all purposes be deemed to be an independent contractor and not an agent of the Fund and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way.

     2. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Adviser under this Agreement, Adviser may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, trustees, officers, and employees, and (ii) subcontractors selected by Adviser, provided that Adviser shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Adviser or such parties.

     3. Expenses Borne by the Fund. Except to the extent expressly assumed by Adviser herein or under a separate agreement between the Fund and Adviser and except to the extent required by law to be paid by Adviser, Adviser shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Fund. Without limitation, costs and expenses for which the Adviser shall have no obligation shall include but not be limited to: (a) fees and expenses for bookkeeping; (b) fees and expenses of auditors; (c) fees and expenses of any custodian, transfer agent, and registrar appointed by the Fund; (d) issue and transfer taxes payable by the Fund in connection with its securities transactions; (e) fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) fees and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees who are not employed by Neuberger Berman Management LLC or one of its affiliates; (j) the cost of preparing and printing share certificates; (k) fees and other expenses of listing the Fund’s shares on any national stock exchange; (l) all investment related expenses, including brokerage and underwriting commissions; (m) interest; (n) taxes; (o) organizational expenses and offering costs; and (p) any extraordinary expenses.

     4. Allocation of Expenses Borne by the Fund. Any expenses borne by the Fund that are attributable solely to the organization, operation or business of the Fund shall be paid out of Fund assets. Any expense borne by the Fund which is not solely attributable to the Fund, shall be apportioned in such manner as Adviser determines is fair and appropriate, or as otherwise specified by the Trustees.

     5. Expenses Borne by Adviser. Adviser, at its own expense, shall furnish all executive and other personnel, office space, and office facilities required to render the investment advisory services set forth in this Agreement.

     In the event that Adviser pays or assumes any expenses of the Fund not required to be paid or assumed by Adviser under this Agreement, Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

     6. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Adviser hereunder, the Fund shall pay to Adviser out of the assets of the Fund a monthly fee computed at the annual rate of 0.60% of the Fund’s average daily managed assets (the “Management Fee”). “Managed assets” means net assets, including assets attributable to outstanding preferred shares, plus the aggregate amount of any borrowings. The Management Fee shall accrue daily, and shall be payable monthly, in arrears, on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the Management Fee, and multiplying this product by the managed assets of the Fund, as of the close of business on the last preceding business day on which the Fund’s managed assets were determined.

     7. Non-Exclusivity. The services of Adviser to the Fund hereunder are not to be deemed exclusive and Adviser shall be free to render similar services to others.

     8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Adviser may retain one or more sub-advisers at Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1. hereof with respect to the Fund. Retention of a sub-adviser shall in no way reduce the responsibilities of Adviser under this Agreement, and Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of Adviser’s duties hereunder.

     9. Exculpation; Indemnification.

(a) Adviser shall not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The Fund shall indemnify and hold harmless Adviser and its officers, directors, employees or agents (each, an “Indemnified Person”) against any and all losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, reasonably incurred by it in connection with, or resulting from, its actions or inactions in connection with the performance of its duties under this Agreement, except those losses, claims, damages or liabilities resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Indemnified Persons of their duties under this Agreement, or the reckless disregard of their obligations or duties under this Agreement.

(c) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 9 shall not be construed so as to relieve Adviser of, or provide indemnification with respect to, any liability (including liability under Federal securities laws, which under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 9 to the fullest extent permitted by law.

     10. Amendment. This Agreement may not be amended without the affirmative votes (a) of a majority of the Trustees, including a majority of those Trustees who are not “interested persons” of the Fund or Adviser, voting in person at a meeting called for the purpose of voting on such approval, and, to the extent required by applicable law, (b) of a “majority of the outstanding voting securities” of the Fund. The terms “interested persons” and “a majority of the outstanding voting securities” shall be construed in accordance with their respective definitions in the 1940 Act.

     11. Effective Date and Termination. This Agreement shall become effective as of the date hereof. This Agreement may be terminated at any time, without payment of any penalty, by the Trustees, or by a vote of a majority of the outstanding shares, upon at least sixty (60) days’ written notice to Adviser. This Agreement may be terminated by Adviser at any time upon at least sixty (60) days’ written notice to the Fund. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect for an initial period of two (2) years from the effective date and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those Trustees who are not interested persons of the Fund or of Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Trustees or by a “vote of a majority of the outstanding voting securities” of the Fund.

     12. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Adviser on behalf of the Fund and any other records the parties mutually agree shall be maintained by Adviser on behalf of the Fund are the property of the Fund and shall be surrendered by Adviser promptly on request by the Fund; provided that Adviser may at its own expense make and retain copies of any such records.

     The Fund shall furnish or otherwise make available to Adviser such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of the Fund as Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     Adviser shall prepare and furnish to the Fund statistical data and other information in such form and at such intervals as the Fund may reasonably request.

     13. Non-Liability of Trustees and Shareholders. Any obligation of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding upon any Trustee, officer, employee, agent or Shareholder of the Fund. Neither the authorization of any action by the Trustees or Shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any Trustee or any Shareholder.

     14. Use of Name of Adviser. The Fund may use the name “Neuberger Berman High Yield Strategies Fund” or any other name derived from the name “Neuberger Berman” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Adviser as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will cease to use any name derived from the name “Neuberger Berman” or otherwise connected with Adviser, or with any organization which shall have succeeded to Adviser’s business as investment adviser.

     15. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder” shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     16. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof which shall be construed in accordance with the laws of Delaware) the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND

Attest
By

Title

NEUBERGER BERMAN MANAGEMENT LLC

Attest
By

Title

EXHIBIT D

NAME, ASSET SIZE AND COMPENSATION RECEIVED
BY NB MANAGEMENT FOR ADVISORY OR SUB-ADVISORY
SERVICES PROVIDED TO OTHER SIMILAR FUNDS

Rate of Compensation based on the Similar Fund’s average daily net assets

Similar Fund	Asset size of Similar	Rate of Compensation of
	Fund**	Similar Fund
[_____]	$[_____]	[_____]

**	As of December 31, 2008 (Unaudited).

D-1

EXHIBIT E

FORM OF NEW SUB-ADVISORY AGREEMENT
BETWEEN
NEUBERGER BERMAN MANAGEMENT LLC
AND
LEHMAN BROTHERS ASSET MANAGEMENT LLC.

          AGREEMENT, made as of the ____ day of ______, 200_, by and between NEUBERGER BERMAN MANAGEMENT LLC (“Neuberger Berman”) and LEHMAN BROTHERS ASSET MANAGEMENT LLC., a Delaware limited liability company (“Lehman Brothers”).

W I T N E S S E T H

          WHEREAS, Neuberger Berman High Yield Strategies Fund, a Delaware statutory trust (the “Fund”), intends to engage in business as a diversified, closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

          WHEREAS, Neuberger Berman has entered into an Investment Advisory Agreement with the Fund dated as of __________, 200___ (the “Investment Advisory Agreement”), pursuant to which the Fund has retained Neuberger Berman to serve as the investment adviser of the Fund;

          WHEREAS, pursuant to the Investment Advisory Agreement, Neuberger Berman is authorized to enter into a sub-advisory agreement with an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), subject to such approvals of the Board of Trustees of the Fund (the “Board”) and the shareholders of the Fund (“Shareholders”) as may be required to comply with applicable provisions of the Investment Company Act, to obtain any or all of the investment advisory services required to be provided by Neuberger Berman under the Investment Advisory Agreement;

          WHEREAS, Lehman Brothers is registered as an investment adviser under the Investment Advisers Act and engages in the business of acting as an investment adviser;

          WHEREAS, Neuberger Berman, with the approval of the Board, desires to delegate to Lehman Brothers the duty to manage the portfolio investments of the Fund in the manner and on the terms and conditions hereinafter set forth; and

          WHEREAS, Lehman Brothers desires to be retained to perform such services on said terms and conditions.

          NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. GENERAL PROVISIONS.

          Neuberger Berman hereby retains Lehman Brothers to act as the sub-adviser of the Fund and to perform, subject to the general supervision of Neuberger Berman and the Board, such duties and functions as are set forth in paragraph 2. Lehman Brothers shall, for purposes of this Agreement, be deemed an independent contractor and shall not have, except as expressly provided or authorized herein, any authority to act for or represent Neuberger Berman or the Fund in any way or otherwise to serve as or to be deemed an agent of the Fund. Lehman Brothers shall provide services hereunder in a manner consistent with: (a) the provisions of the Investment Company Act and any applicable rules and regulations thereunder; (b) any other applicable provisions of Federal or state law; (c) the provisions of the Declaration of Trust, as may be amended from time to time of the Fund (“Declaration of Trust”), as amended from time to time; (d) the policies and determinations of the Board, (e) the investment policies and investment restrictions of the Fund as reflected in the registration statement of the Fund and as such policies may, from time to time, be amended; and (f) the Prospectus and Statement of Additional Information of the Fund, as may be amended from time to time. The appropriate officers and employees of Lehman Brothers shall be available upon reasonable notice for consultation with any members of the Board or officers of the Fund or Neuberger Berman with respect to any matters dealing with the business and affairs of the Fund.

2. DUTIES OF LEHMAN BROTHERS.

     2.1 Lehman Brothers shall, subject to the general supervision of Neuberger Berman and the Board: (i) manage the Fund’s investment portfolio and make and implement all decisions regarding the investment and reinvestment of the assets of the Fund; (ii) provide statistical, research and other factual data for use in connection with the Fund’s investment program; (iii) place all orders for the purchase and sale of investments by the Fund and monitor the execution of transactions for the Fund and the settlement and clearance of such transactions; (iv) maintain such internal systems and controls as may be necessary to provide reasonable assurance that the investment advisory services of Lehman Brothers provided to the Fund are provided in a manner consistent with the investment objectives, policies and restrictions of the Fund and with the requirements of applicable laws and regulations; (v) provide or maintain such facilities as may be necessary in rendering the services set forth in clauses (i) through (iv) of this paragraph 2(a); (vi) report to Neuberger Berman and the Board on the Fund’s investments and performance; and (viii) provide all other services that Neuberger Berman may reasonably deem necessary or convenient to the foregoing.

     2.2 Nothing in this Agreement shall prevent Lehman Brothers or any affiliate thereof from acting as investment adviser for any other person, firm, fund, corporation or other entity and shall not in any way limit or restrict Lehman Brothers, or any of its affiliates, or their respective directors, officers, stockholders or employees from buying, selling or trading any securities or other investments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by Lehman Brothers of its duties and obligations under this Agreement and under the Investment Advisers Act and further provided that such activities do not violate any provisions of the code of ethics of Lehman Brothers governing personal securities trading by persons who are “access persons,” as defined by Rule 17j-1 under the Investment Company Act.

3. ALLOCATION OF EXPENSES.

          Lehman Brothers shall pay all expenses incurred by it in providing services under this Agreement, including, but not limited to, the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund hereunder, and the costs of office space, office equipment, telephone and postage.

4. COMPENSATION OF LEHMAN BROTHERS.

          In consideration of the services provided by Lehman Brothers under this Agreement, Neuberger Berman will pay Lehman Brothers a monthly fee computed at the annual rate identified on Schedule A of the Fund’s average daily managed assets (the “Sub-Advisory Fee”). “Managed assets” means net assets, including assets attributable to outstanding preferred shares, plus the aggregate amount of any borrowings. The Sub-Advisory Fee shall accrue daily, and shall be payable monthly, in arrears, on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the Sub-Advisory Fee, and multiplying this product by the managed assets of the Fund, as of the close of business on the last preceding business day on which the Fund’s managed assets were determined.

5. PORTFOLIO TRANSACTIONS AND BROKERAGE.

     5.1 Lehman Brothers shall be responsible for the selection of brokers or dealers to execute the Fund’s portfolio transactions. In selecting brokers or dealers to execute transactions on behalf of the Fund, Lehman Brothers generally shall seek to obtain the best price and execution for the transactions, taking into account factors such as price, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

     5.2 Consistent with the principle of seeking best execution in connection with the Fund’s portfolio transactions, Lehman Brothers shall have discretion, in the interests of the Fund, to place orders for the Fund with brokers or dealers that provide Lehman Brothers with research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), including, without limitation, supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, which may assist Lehman Brothers in managing the assets of the Fund or other accounts for which Lehman Brothers or any affiliate of Lehman Brothers exercises “investment discretion” (as that term is defined in Section 3(a)(35) of the 1934 Act). Lehman Brothers shall have discretion to cause the Fund to pay such brokers or dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if Lehman Brothers determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Lehman Brothers or its affiliates with respect to accounts as to which they exercise investment discretion. In reaching such determination, Lehman Brothers will not be required to place or attempt to place a specific dollar value on the brokerage or research services provided or being provided by such broker or dealer. In demonstrating that such determinations were made in good faith, Lehman Brothers shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Board were reasonable in relation to the benefits to the Fund.

     5.3 Lehman Brothers shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker or dealer on the basis of its purported or “posted” commission rate but will endeavor to be aware of the current level of the charges of eligible brokers or dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund.

     5.4 The Fund recognizes that a broker or dealer affiliated with Neuberger Berman or Lehman Brothers (i) may act as one of the regular brokers for the Fund so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act to be within the permissible level of such commissions.

     5.5 Subject to the foregoing provisions of this paragraph 5, Lehman Brothers may also consider sales of Interests as a factor in the selection of brokers or dealers for its portfolio transactions.

6. BOOKS AND RECORDS.

          Lehman Brothers agrees that all records that it maintains for the Fund, on behalf of Neuberger Berman, are the property of the Fund and further agrees to surrender promptly to the Fund or to Neuberger Berman any of such records upon request. Lehman Brothers further agrees to preserve for the periods prescribed by applicable laws, rules and regulations all records required to be maintained by Lehman Brothers on behalf of Neuberger Berman under such applicable laws, rules and regulations, or such longer period as Neuberger Berman may reasonably request from time to time.

7. DURATION.

          This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 12 hereof, this Agreement shall remain in effect for an initial term of two (2) years from such date and thereafter shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Board or by the holders of a “majority of the outstanding voting securities” of the Fund (as defined in the Investment Company Act), subject in such case to the approval by a vote of the majority of the Managers who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act and the rules thereunder) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

8. DISCLAIMER OF SHAREHOLDER OR TRUSTEE LIABILITY.

     8.1 Lehman Brothers understands and agrees that the obligations of the Fund under this Agreement are not binding upon any Shareholder or Trustee of the Fund personally, but bind only the Fund and the Fund’s property.

     8.2 Lehman Brothers acknowledges that it has notice of the provisions of the Declaration of Trust, disclaiming Shareholder and Trustee liability for acts and obligations of the Fund.

9. EXCULPATION; INDEMNIFICATION.

     9.1 Lehman Brothers shall not be liable to the Fund or Neuberger Berman for any error of judgment or mistake of law or for any loss suffered by the Fund or Neuberger Berman in connection with the performance by Lehman Brothers of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Lehman Brothers or any of its officers, directors, employees or agents (collectively, the “Affiliates”) in the performance of their duties under this Agreement, or from reckless disregard by Lehman Brothers or its Affiliates of their obligations or duties under this Agreement.

     9.2 The Fund shall indemnify and hold harmless Lehman Brothers and its Affiliates (each, an “Indemnified Person”) against any and all losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under this Agreement, except those losses, claims, damages or liabilities resulting from willful misfeasance, bad faith or gross negligence in the performance by the Indemnified Persons of their duties under this Agreement, or the reckless disregard of their obligations or duties under this Agreement.

     9.3 Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal securities laws, which under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

10. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     10.1 Representations, Warranties and Covenants of Lehman Brothers.

          10.1.1 Lehman Brothers is now, and will continue to be, a limited liability company duly formed and validly existing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          10.1.2 Lehman Brothers is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act and maintains all other required registrations and/or licenses. Lehman Brothers shall maintain any and all required registrations and licenses in effect at all times during the term of this Agreement.

     10.2 Other Covenants. Lehman Brothers further agrees that:

          10.2.1 as required by applicable laws and regulations, it will maintain books and records with respect to the Fund’s securities transactions and it will furnish to Neuberger Berman and to the Board such periodic and special reports as Neuberger Berman or the Board may reasonably request; and

          10.2.2 it will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and will not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Neuberger Berman or the Fund or when so requested by Neuberger Berman or the Fund, or required by law or regulation.

     10.3 Representations, Warranties and Covenants of Neuberger Berman.

          10.3.1 Neuberger Berman is now, and will continue to be, a corporation duly organized and validly existing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and to carry out its duties and obligations hereunder.

          10.3.2 Neuberger Berman is registered as an investment adviser with the SEC under the Investment Advisers Act. Neuberger Berman shall maintain such registration in effect at all times during the term of this Agreement.

11. ASSIGNMENT OR AMENDMENT.

          Any amendment to this Agreement shall be in writing and shall be subject to: (a) the approval of the Board, including the vote of a majority of the Trustees who are not “interested persons,” as defined by the Investment Company Act, of the Fund or any party to this Agreement; and (b) the affirmative vote or written consent of the holders of a “majority of the outstanding voting securities” of the Fund,” as defined by the Investment Company Act, to the extent such a vote of security holders is required by the Investment Company Act. This Agreement shall automatically and immediately terminate in the event of its “assignment,” as defined in the Investment Company Act.

12. TERMINATION.

          This Agreement may be terminated (a) by Lehman Brothers at any time without penalty upon sixty (60) days’ written notice to Neuberger Berman and the Fund (which notice may be waived by the Fund); (b) by Neuberger Berman at any time without penalty upon sixty (60) days’ written notice to Lehman Brothers and the Fund (which notice may be waived by the Fund) or (c) by the Fund at any time without penalty upon sixty (60) days’ written notice to Lehman Brothers or Neuberger Berman, provided that such termination by the Fund shall be directed or approved by the Board or by the vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined by the Investment Company Act.

13. NOTICES.

          Any notice or other communication required to be or that may be given hereunder shall be in writing and shall be delivered personally, telecopied, sent by certified, registered or express mail, postage prepaid or sent by national next-day delivery service and shall be deemed given when so delivered personally or telecopied, or if mailed, two days after the date of mailing, or if by next-day delivery service, on the business day following delivery thereto:

If to Neuberger Berman, to:

Neuberger Berman Management LLC.
399 Park Avenue
New York, New York 10022
Attention:
Telecopier:

If to Lehman Brothers, to:

Lehman Brothers Asset Management LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601
Attention:
Telecopier:

14. QUESTIONS OF INTERPRETATION.

          This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15. DEFINITIONS.

          The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the terms and provisions of the Investment Company Act and the rules thereunder.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

NEUBERGER BERMAN MANAGEMENT LLC

By:
Name:
Title:

LEHMAN BROTHERS ASSET MANAGEMENT LLC

By:
Name:
Title:

The provisions of Section 9 are hereby agreed to and accepted.

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND

By:
Name:
Title:

EXHIBIT F

NAME, ASSET SIZE AND COMPENSATION RECEIVED
BY LBAM FOR SUB-ADVISORY SERVICES
PROVIDED TO OTHER SIMILAR FUNDS

Similar Fund	Asset size of Similar	Compensation
	Fund**
Principal Funds High Yield Fund	$[_____]	0.30%

F-1

FORM OF PROXY CARDS

999 999 999 999 99	!

FUND NAME PRINTS HERE FUND NAME PRINTS HERE		PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY __, 2009

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares in Neuberger Berman High Yield Strategies Fund at the Annual Meeting of Shareholders to be held on May __, 2009, at _:__ _.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy card. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND.

i
Date:	, 2009

	Signature (owner, joint owners, trustee, custodian, etc.)	(Please sign in the box)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

i	i	NB - F

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED BELOW. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your vote is important no matter how many shares you own. If you are not voting by telephone or internet, please sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

i	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	i
PLEASE DO NOT USE FINE POINT PENS.

This proxy card is valid only when signed and dated.			FOR	AGAINST	ABSTAIN

To approve a new Management Agreement between the Fund and a newly formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”), to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement.

			☐	☐	☐

To approve a new Sub-Advisory Agreement with respect to the Fund between New NB Management and Lehman Brothers Asset Management LLC to become effective upon consummation of the Proposed Acquisition.			☐	☐	☐

To elect five Class I Trustees to serve on the Board of Trustees of the Fund until the annual meeting of shareholders in 2012, or until their successors are elected and qualified.

Nominees:			FOR ALL Nominees Listed	WITHHOLD AUTHORITY To Vote For All Nominees Listed	FOR ALL Except As Noted At Left

(01) Faith Colish (02) Robert Conti	(03) Michael M. Knetter (04) Cornelius T. Ryan	(05) Peter P. Trapp	☐	☐	☐

* Instruction: To withhold your vote for any individual nominee(s), mark “For All Except” box and write the nominee’s number(s) on the line provided below.

i	If you plan to attend the Meeting, please call 1-800-877-9700. PLEASE SIGN AND DATE ON THE REVERSE SIDE.	NB - B	i

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99	!	PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY __, 2009

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares in Neuberger Berman High Yield Strategies Fund at the Annual Meeting of Shareholders to be held on May __, 2009, at _:__ _.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy card. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

i
Date:	, 2009

Signature (owner, joint owners, trustee, custodian, etc.) (Please sign in the box)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

i	i

NB - EZ

▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

THREE EASY WAYS TO VOTE
To vote by Telephone	To vote by Internet	To vote by Mail
1) Read the Proxy Statement and have the Consolidated Proxy Card at hand 2) Call 1-888-221-0697 3) Follow the recorded instructions	1) Read the Proxy Statement and have the Consolidated Proxy Card at hand 2) Go to www.proxyweb.com 3) Follow the on-line instructions	1) Read the Proxy Statement 2) Check the appropriate boxes on the reverse side 3) Sign and date the Proxy Card 4) Return the Proxy Card in the envelope provided

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com

INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you choose to vote each account separately, do not return the Consolidated Proxy Card above.

 i
Date:	, 2009

Signature (owner, joint owners, trustee, custodian, etc.) (Please sign in the box)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

i

NB - IND

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.
i	i

Your vote is important no matter how many shares you own. If you are not voting by telephone or internet, please sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

		FOR	AGAINST	ABSTAIN

1.

To approve a new Management Agreement between the Fund and a newly formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”), to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement.

		☐	☐	☐

2.	To approve a new Sub-Advisory Agreement with respect to the Fund between New NB Management and Lehman Brothers Asset Management LLC to become effective upon consummation of the Proposed Acquisition.	☐	☐	☐

4.	To elect five Class I Trustees to serve on the Board of Trustees of the Fund until the annual meeting of shareholders in 2012, or until their successors are elected and qualified. Nominees:	FOR ALL Nominees Listed	WITHHOLD AUTHORITY To Vote For All Nominees Listed	FOR ALL Except As Noted At Left

	(01) Faith Colish (02) Robert Conti (03) Michael M. Knetter (04) Cornelius T. Ryan (05) Peter P. Trapp	☐	☐	☐

Instruction: To withhold your vote for any individual nominee(s), mark “For All Except” box and write the nominee’s number(s) on the line provided below.

i	PLEASE SIGN AND DATE ON THE REVERSE SIDE.	NB - EZ	i

▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

INDIVIDUAL FORMS NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL FORMS BELOW.

000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030 FUND NAME PRINTS HERE TRUST NAME PRINTS HERE	999 999 999 999 99 !
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement	☐	☐	☐

3.	Election of elect five Class I Trustees (See Instructions and Nominee list on consolidated ballot.) * EXCEPT ___________________________	For All ☐	Withhold Authority ☐	For All Except ☐
000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030 FUND NAME PRINTS HERE TRUST NAME PRINTS HERE	999 999 999 999 99 !
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement	☐	☐	☐

3.	Election of elect five Class I Trustees (See Instructions and Nominee list on consolidated ballot.) * EXCEPT ___________________________	For All ☐	Withhold Authority ☐	For All Except ☐

000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030 FUND NAME PRINTS HERE TRUST NAME PRINTS HERE	999 999 999 999 99 !
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement	☐	☐	☐

3.	Election of elect five Class I Trustees (See Instructions and Nominee list on consolidated ballot.) * EXCEPT ___________________________	For All ☐	Withhold Authority ☐	For All Except ☐
000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030 FUND NAME PRINTS HERE TRUST NAME PRINTS HERE	999 999 999 999 99 !
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement	☐	☐	☐

3.	Election of elect five Class I Trustees (See Instructions and Nominee list on consolidated ballot.) * EXCEPT ___________________________	For All ☐	Withhold Authority ☐	For All Except ☐
NB - IND